                                                         File Nos.      33-21677
                                                                        811-5547


       As filed with the Securities and Exchange Commission on May 1, 1997


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                             Pre-Effective Amendment No.                     / /


                           Post-Effective Amendment No. 13                   /X/



                     REGISTRATION STATEMENT UNDER THE INVESTMENT             /X/
                                 COMPANY ACT OF 1940


                                  Amendment No. 16                           /X/


                             BARR ROSENBERG SERIES TRUST
                 (Exact Name of Registrant as Specified in Charter)
                       3435 Stelzer Road, Columbus, OH  43219
                      (Address of principal executive offices)

                                    510-254-6464
                (Registrant's telephone number, including area code)

          Barr M. Rosenberg                    with a copy to:
          Rosenberg Institutional              J.B. Kittredge, Jr.
              Equity Management                Ropes & Gray
          Four Orinda Way                      One International Place
          Suite 300 E                          Boston, Massachusetts 02110-2624
          Orinda, CA 94563
                       (Name and address of agent for service)
--------------------------------------------------------------------------------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed its 24f-2 Notice for its fiscal year ended March 31, 1996 on May 30, 1996. The Registrant intends to file its 24f-2 Notice for its fiscal year ended March 31, 1997 on or before May 31, 1997.


          It is proposed that this filing will become effective:
          Immediately upon filing pursuant to paragraph (b)
     ---

          On - pursuant to paragraph (b)
     ---

      x   60 days after filing pursuant to paragraph (a)(1)

     ---
          On _______ pursuant to paragraph (a)(1)
     ---
          75 days after filing pursuant to paragraph (a)(2)
     ---
          On _______ pursuant to paragraph (a)(2), of Rule 485
     ---

     If appropriate, check the following box:

     --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             BARR ROSENBERG SERIES TRUST
                                CROSS REFERENCE SHEET

N-1 A Item No.                                 Location
--------------                                 --------

PART A
Item 1.   Cover Page                           Cover Page

Item 2.   Synopsis                             Fund Expenses


Item 3.   Condensed Financial                  Financial Highlights
          Information


Item 4.   General Description of               Description of the Trust
          Registrant                           and Ownership of Shares;
                                               Investment Objectives and
                                               Policies; Cover Page;
                                               and General Description
                                               of Risks and Fund Investments

Item 5.   Management of the Fund               Management of the Trust;
                                               Back Cover

Item 5A.  Management's Discussion              Not Applicable
          of Fund Performance


Item 6.   Capital Stock and Other              Description of the Trust
          Securities                           and Ownership of Shares;
                                               Distributions; Multiple
                                               Classes; Shareholder Inquiries;
                                               Taxes; and Back Cover


Item 7.   Purchase of Securities Being         Purchase of Shares; Exchange of
          Offered                              Shares; Management of the Trust;
                                               Multiple Classes; and
                                               Determination of Net Asset
                                               Value


Item 8.   Redemption or Repurchase             Redemption of Shares; Exchange
                                               of Shares; and
                                               Determination of Net Asset
                                               Value

Item 9.   Legal Proceedings                    None

PART B


Item 10.  Cover Page                           Cover Page

Item 11.  Table of Contents                    Table of Contents

Item 12.  General Information and              Not Applicable
          History

Item 13.  Investment Objectives                Investment Objective and
          and Policies                         Policies; Miscellaneous
                                               Investment Practices; and
                                               Investment Restrictions

Item 14.  Management of the Fund               Management of the Trust

Item 15.  Control Persons and Principal        Description of the Trust
          Holders of Securities                and Ownership of Shares;
                                               Management of the Trust;
                                               Part A, Description of the
                                               Trust and Ownership of
                                               Shares

Item 16.  Investment Advisory and Other        Investment Advisory and
          Services                             Other Services

Item 17.  Brokerage Allocation and Other       Portfolio Transactions
          Practices

Item 18.  Capital Stock and Other              Description of the Trust
          Securities                           and Ownership of Shares

Item 19.  Purchase, Redemption                 Determination of Net Asset Value;
          and Pricing of Securities            See in Part A, Purchase of
          Being Offered                        Shares;  Exchange of Shares;
                                               Redemption of Shares;
                                               Determination of Net Asset Value

Item 20.  Tax Status                           Income Dividends,
                                               Distributions and Tax
                                               Status

Item 21.  Underwriters                         Investment Advisory and
                                               Other Services


Item 22.  Calculation of Performance Data      Not Applicable


Item 23.  Financial Statements                 Financial Statements

Part C

     Information to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             BARR ROSENBERG SERIES TRUST
                                  3435 STELZER ROAD
                                 COLUMBUS, OHIO 43219


                      1-800-447-3332 (ADVISER AND SELECT SHARES)
                        1-800-527-6026 (INSTITUTIONAL SHARES)
                                    JUNE   , 1997


    Barr Rosenberg Series Trust (the "Trust") is an open-end management investment company offering the following three diversified portfolios with different investment objectives and strategies: U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series. The Trust's portfolios are referred to individually as a "Series" or a "Fund," and collectively as the "Series" or the "Funds." Each Fund's investment manager is Rosenberg Institutional Equity Management (the "Manager").

                              DOMESTIC EQUITY PORTFOLIO

    The U.S. SMALL CAPITALIZATION SERIES seeks a total return greater than that of the Russell 2000 Index through investment primarily in equity securities of smaller companies which are traded principally in the markets of the United States. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

                           INTERNATIONAL EQUITY PORTFOLIOS

    The INTERNATIONAL SMALL CAPITALIZATION SERIES seeks a total return greater than that of the Cazenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIEXUS") through investment primarily in equity securities of smaller companies which are traded principally in markets outside of the United States. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

    The JAPAN SERIES seeks a total return greater than that of the Tokyo Stock Price Index of the Tokyo Stock Exchange ("TOPIX") through investment in Japanese securities, primarily in common stocks of Japanese companies traded in Japanese markets. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

    Each Fund offers three classes of shares: Institutional Shares, Adviser Shares and Select Shares. Whether an investor is eligible to purchase Institutional, Adviser or Select Shares generally depends on the amount invested in a particular Fund and on whether the investor makes the investment in the Fund directly or through a financial adviser. The classes differ primarily with respect to (i) the level of Shareholder Service Fee and (ii) the level of Distribution Fee borne by each class.


    This Prospectus concisely describes the information which investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.


    A Statement of Additional Information dated June     , 1997 (the
"Statement") is available free of charge by writing to Barr Rosenberg Funds Distributor, Inc., the Funds' distributor (the "Distributor"), at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning 1-800-447-3332 (for Adviser and Select Share customers) and 1-800-527-6026 (for Institutional Share customers). The Statement, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS


                                                                          Page
                                                                          ----
FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . .    7
GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS. . . . . . . . . . . . .   10
INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . .   13
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . .   16
MULTIPLE CLASSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
RETIREMENT PLAN ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . .   28
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
EXCHANGE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .   30
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .   31
DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . .   33
SHAREHOLDER INQUIRIES. . . . . . . . . . . . . . . . . . . . . . . . . . .   34

                                    FUND EXPENSES

    The annual expenses of each of the Funds are set forth in the following tables, the forms of which are prescribed by federal securities laws and regulations.



ANNUAL FUND OPERATING EXPENSES

                                                                                                    OTHER         TOTAL FUND
                                                    MANAGEMENT      SHAREHOLDER                    EXPENSES       OPERATING
                                                    FEE (AFTER        SERVICE     DISTRIBUTION   (AFTER REIM-      EXPENSES
                                                       WAIVER)          FEE           FEE          BURSEMENT)   (AFTER WAIVER)
                                                    ------------- -------------  -------------   -------------   -------------

INSTITUTIONAL SHARES
    U.S. Small Capitalization Series . . . . . .       0.80%          None           None           0.35%           1.15%
    International Small Capitalization Series. .       0.00%          None           None           1.50%           1.50%
    Japan Series . . . . . . . . . . . . . . . .       0.00%          None           None           1.50%           1.50%
ADVISER SHARES
    U.S. Small Capitalization Series . . . . . .       0.80%          0.25%          None           0.35%           1.40%
    International Small Capitalization Series. .       0.00%          0.25%          None           1.50%           1.75%
    Japan Series . . . . . . . . . . . . . . . .       0.00%          0.25%          None           1.50%           1.75%
SELECT SHARES
    U.S. Small Capitalization Series . . . . . .       0.80%          0.25%          0.25%          0.35%           1.65%
    International Small Capitalization Series. .       0.00%          0.25%          0.25%          1.50%           2.00%
    Japan Series . . . . . . . . . . . . . . . .       0.00%          0.25%          0.25%          1.50%           2.00%



    The Manager has agreed to reduce its management fee and bear certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class to the percentage of a Fund's total annual operating expenses attributable to that class listed under Total Fund Operating Expenses above. Absent such agreement by the Manager to waive its fee and bear such expenses, (1) the U.S. Small Cap Series' management fees
    would be      % and Total Fund Operating Expenses would be      % for
    Institutional Shares,       % for Adviser Shares and      % for Select
    Shares; (2) the Japan Series' management fees would be      % and Total
    Fund Operating Expenses would be     % for Institutional Shares,      % for
    Adviser Shares and      % for Select Shares; (3) the International Small
    Cap Series' estimated management fees would be      % and estimated Total
    Fund Operating Expenses would be     % for Institutional Shares,      % for
    Adviser Shares and       % for Select Shares. See "Management of the
    Trust." For the U.S. Small Cap Series, Other Expenses are based on actual results for the fiscal year ended March 31, 1997. Actual Other Expenses for the Institutional Shares, Adviser Shares and Select Shares of the Japan
    Series for the fiscal year ended March 31, 1997 were        %,        % and
        %, respectively.  Actual Other Expenses for the International Small Cap
    Series' first fiscal year are estimated to be    % for Institutional Shares,
       % for Adviser Shares and   % for Select Shares.

EXAMPLE:


                                            You would pay the following
                                       expenses on a $1,000 investment assuming
                                        a 5% annual return (with or without a
                                            redemption at the end of each
                                                    time period):
                                       ----------------------------------------


                                             1         3         5        10
                                           year      years     years     years
                                           ----      -----     -----     -----

INSTITUTIONAL SHARES

U.S. Small Cap Series. . . . . . . .        12       37         63        140

International Small Cap Series . . .        15       47         __         __

Japan Series  . . . . . . .  . . . .        15       47         82        179

ADVISER SHARES

U.S. Small Cap Series  . . . . . . .        14       44         77        168

International Small Cap Series . . .        18       55         __         __

Japan Series . . . . . . . . . . . .        18       55         95        206

SELECT SHARES

U.S. Small Cap Series. . . . . . . .        17       52         90        195

International Small Cap Series . . .        20       63         __         __

Japan Series . . . . . . . . . . . .        20       63        108        233



    THE PURPOSE OF THIS TABLE IS TO ASSIST IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES OF THE FUNDS THAT ARE BORNE DIRECTLY OR INDIRECTLY BY HOLDERS OF SHARES OF THE FUNDS. THE EXPENSES USED IN THE EXAMPLE, AND THE FIVE PERCENT ANNUAL RETURN, WHICH IS MANDATED BY THE SECURITIES AND EXCHANGE COMMISSION, ARE NOT REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES AND/OR PERFORMANCE MAY BE MORE OR LESS THAN THOSE SHOWN.

                                 FINANCIAL HIGHLIGHTS

    The following tables present per share financial information for the periods listed for each Fund. Each of the Financial Highlights has been audited by Price Waterhouse LLP, independent accountants. These statements should be read in conjunction with the other audited financial statements and related notes which are included in the Statement of Additional Information.


                          U.S. SMALL CAPITALIZATION SERIES
         (For an Institutional Share outstanding throughout each period)(1)

                                                                           YEAR ENDED MARCH 31,
                                                                           --------------------
                                            1997    1996     1995     1994      1993      1992       1991      1990     1989 (a)
                                            ----  -------   ------- -------   -------   --------   --------  --------  -------
Net asset value at beginning of period . .  $      $6.97     $7.36    $12.33    $12.04    $10.74    $10.70    $10.34    $10.00
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

Income from Investment Operations
  Net investment income (Section)  . . . .          0.03      0.01      0.08      0.13      0.11      0.09      0.08      0.11
  Net realized and unrealized gain on
    investments and foreign currency . . .          2.34      0.78      1.28      2.31      1.53      0.05      0.67      0.23
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

    Total investment operations. . . . . .          2.37      0.79      1.36      2.44      1.64      0.14      0.75      0.34
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

Distributions to shareholders from:
  Net investment income. . . . . . . . . .         (0.01)    (0.08)    (0.14)    (0.10)    (0.08)    (0.07)    (0.15)    --
  Net realized gain on investments . . . .         (1.73)    (1.10)    (6.19)    (2.05)    (0.26)    (0.03)    (0.24)    --
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

    Total distributions. . . . . . . . . .         (1.74)    (1.18)    (6.33)    (2.15)    (0.34)    (0.10)    (0.39)    --
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

Net asset value at end of period . . . . .  $      $7.60     $6.97     $7.36    $12.33    $12.04    $10.74    $10.70    $10.34
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------
                                           ----   -------   -------   -------   -------  --------  --------  --------  -------

Total return (2) . . . . . . . . . . . . .    %    35.69%    12.21%    12.83%    22.51%    15.79%     1.56%     7.37%    39.06%*
Net assets, end of period (000). . . . . .  $    $60,046   $56,910   $52,500   $69,458  $119,343  $171,942  $113,222   $57,058
Ratio of net expenses to average daily net
  assets . . . . . . . . . . . . . . . . .    %     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%**
Ratio of net expenses to average daily net
  assets before reimbursement. . . . . . .    %     1.15%     1.17%     1.14%     1.03%     0.94%     1.04%     1.06%     1.86%**
Ratio of net investment income to
  average daily net assets . . . . . . . .    %     0.47%     0.60%     0.60%     0.59%     0.66%     1.22%     1.24%    10.10%**
Portfolio turnover rate. . . . . . . . . .    %    71.87%    57.27%    59.61%    32.61%    59.04%    64.97%    60.10%     0.04%

(a)       The Fund commenced operations on February 22, 1989.

(Section) Net of fees and expenses waived or borne by the Manager which amounted
          to $    , $.02, $.01, $.05, $.03, $.01, $.01, $.01 and $.01 per share.
(1)       During which only one class of shares was offered.
(2) Total return would have been lower had certain fees and expenses not been waived.
*         Not Annualized.
**        Annualized.

                                 JAPAN SERIES
      (For an Institutional Share outstanding throughout each period) (1)

                                                                                    YEAR ENDED MARCH 31
                                                                                    -------------------
                                            1997      1996      1995      1994      1993      1992      1991      1990    1989 (a)
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------
Net asset value at beginning of period        $      $8.96     $8.25     $6.94     $6.15     $7.87     $8.23     $9.88     $10.00
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------
Income (loss) from Investment
  Operations
  Net investment income (loss)Section  . . .          0.04      0.10     (0.01)     0.02      0.04      0.06      0.06       0.02
  Net realized and unrealized
    gain/(loss) on investments and
    foreign currency . . . . . . . . . . . .         (0.15)     0.63      1.41      0.84     (1.69)     0.09     (1.67)     (0.14)
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

    Total investment operations. . . . . . .         (0.11)     0.73      1.40      0.86     (1.65)     0.15     (1.61)     (0.12)
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

Distributions to shareholders from:
  Net investment income. . . . . . . . . . .  --       --        --        --      (0.07)    (0.07)    (0.07)    (0.04)     --
  In excess of net investment income . . . .         (0.08)    (0.02)    (0.09)      --        --        --       --        --
  Net realized gain on investments . . . . .  --       --        --        --        --        --      (0.44)     --        --
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

    Total distributions. . . . . . . . . . .         (0.08)    (0.02)    (0.09)    (0.07)    (0.07)    (0.51)    (0.04)     --
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

Net asset value at end of period . . . . . .  $      $8.77     $8.96     $8.25     $6.94     $6.15     $7.87     $8.23    $  9.88
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

Total return  (2). . . . . . . . . . . . . .    %     (1.2%)    8.86%    20.35%    14.24%   (21.09%)    1.94%   (16.39%)    (4.94%)*
Net assets, end of period (000). . . . . . .  $     $1,378    $1,385    $1,258    $1,044      $915    $1,864    $1,829     $2,186
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------
                                             ----   -------   -------   -------  --------   -------   -------   -------   -------

Ratio of net expenses to average daily
  net assets . . . . . . . . . . . . . . . .    %     1.00%     1.00%     1.00%     0.70%     0.59%     0.02%     0.00%      0.28%**
Ratio of net expenses to average daily
  net assets before reimbursement. . . . . .    %     7.16%     7.02%     7.63%    10.70%     8.56%     8.40%     7.35%      9.30%**
Ratio of net investment income (loss)
  to average daily net assets. . . . . . . .    %    (0.22%)   (0.20%)   (0.26%)    0.37%     0.20%     0.76%     0.62%      0.88%**
Portfolio turnover rate. . . . . . . . . . .    %    60.60%    57.10%    74.60%   162.10%    53.13%    78.61%    87.72%      0.00%

(a)       The Fund commenced operations on January 3, 1989.
(Section) Net of fees and expenses waived or borne by the Manager which amounted
          to $    , $.38, $.67, $.49, $.59, $1.64, $.71, $.74 and $.21 per
          share.
(1)       During which only one class of shares was offered.
(2) Total return would have been lower had certain fees and expenses not been waived.
*         Not Annualized.
**        Annualized.

                    INTERNATIONAL SMALL CAPITALIZATION SERIES
                 (For a share outstanding throughout the period
       September 23, 1996 (Commencement of Operations) through March 31, 1997
--------------------------------------------------------------------------------

                                                                 Institutional
                                                                     Shares              Select Shares(a)
                                                                 -------------           ----------------
Net asset value at beginning of period                                  $10.00                  $10.04
                                                                 -------------           -------------
Income from Investment Operations:
  Net Investment income                                                   0.01                    0.02
  Net realized and unrealized gain on investments
    and foreign currency                                                  0.12                    0.07
                                                                 -------------           -------------
         Total from investment operations                                 0.13                    0.09
                                                                 -------------           -------------

  Net asset value at end of period                                      $10.13                  $10.13
                                                                 -------------           -------------
                                                                 -------------           -------------

  Total Return(1)                                                        1.30%*                   0.89%*

  Net assets, end of period(000)                                       $12,852                    $185
                                                                 -------------           -------------
                                                                 -------------           -------------
  Ratio of net expenses to average daily net assets                      1.49%**                 1.45%**
  Ratio of net expenses to average daily net assets
    before waiver/reimbursement                                          7.45%**                 9.72%**
  Ratio of net investment income to average daily net assets              0.05%**                0.21%**
  Portfolio turnover rate                                                 6.71%                  6.71%

(a) Select shares were first offered for sale to investors on October 23, 1996.
(1) Total return would have been lower had certain fees and expenses not been waived.
*   Not Annualized.
**  Annualized.

                          INVESTMENT OBJECTIVES AND POLICIES

U.S. SMALL CAPITALIZATION SERIES

    The investment objective of the U.S. Small Capitalization Series is to seek total return greater than that of the Russell 2000 Index through investment primarily in equity securities of smaller companies which are traded principally in the markets of the United States. Total return is a combination of capital appreciation and current income (dividend or interest). In the case of the Fund, total return will be measured by changes in value of an investment over a given period, assuming that any dividends or capital gains distributions are reinvested in the Fund rather than paid to the investor in cash. The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the common stocks referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    It is currently expected that, under normal circumstances, most of the Fund's assets will be invested in common stocks of companies with total market capitalization of less than $750 million ("small capitalization securities"). This corresponds with the defining range of market capitalization of companies in the Russell 2000 Index. Investments in issuers of small capitalization securities may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "General Description of Risks and Fund Investments - Companies with Small Market Capitalizations" below.


    To meet redemptions or pending investments in common stocks, the Fund may also temporarily hold a portion of its assets not invested in small capitalization securities in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing. The Fund may also invest in stock index futures. See "General Description of Risks and Fund Investments - Stock Index Futures" below.


    Also, the Fund may invest without limit in common stocks of foreign issuers which are listed on a United States securities exchange or traded in the United States in the OTC market. Investments in common stocks of foreign issuers may involve certain special risks due to foreign economic, political and legal developments. See "General Description of Risks and Fund Investments - Special Considerations of Foreign Investments" below. The Fund will not invest in securities which are principally traded outside of the United States.


FUNDAMENTAL POLICIES. The Fund will normally invest most of its assets in small capitalization securities, and it is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in small capitalization securities.

INTERNATIONAL SMALL CAPITALIZATION SERIES

    The investment objective of the International Small Capitalization
Series is to seek total return greater than the Cazenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIEXUS") through investment primarily in equity securities (i) that are traded principally in securities markets outside of the United States and (ii) that represent interests in companies currently with market capitalizations of between $15 million and $1 billion at the time of purchase by the Fund. Such companies are referred to herein as "small capitalization companies." CRIEXUS is comprised of stocks of small capitalization companies in mature markets. Total return is a combination of capital appreciation and current income (dividend or interest). In the case of the Fund, total return will be measured by changes in value of an investment over a given period, assuming that any dividends or capital gains distributions are reinvested in the Fund rather than paid to the investor in cash. The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the common stocks referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    There are no prescribed limits on the Fund's geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately twenty different countries across three regions - Europe, Pacific and North America (excluding the United States). Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries. See "General Description of Risks and Fund Investments - Special Considerations of Foreign Investments" below.


    Under normal circumstances, at least 90% of the Fund's total assets will be invested in common stocks of small capitalization companies. It is the non-fundamental policy of the Fund to invest at least 65% of the Fund's total assets in common stocks of small capitalization companies. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "General Description of Risks and Fund Investments - Companies with Small Market Capitalizations" below.

    The Fund will not normally invest in securities of United States issuers traded on United States securities markets.

JAPAN SERIES

    The investment objective of the Japan Series is to seek total return greater than that of the Tokyo Stock Price Index ("TOPIX") of the Tokyo Stock Exchange. TOPIX is a capitalization weighted index of all stocks in the First Section of the Tokyo Stock Exchange. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund will seek to meet this objective primarily through investment in Japanese equity securities, primarily in common stocks of Japanese companies. The Fund expects that any income it derives will be from dividend or interest payments on securities. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.


    It is currently expected that, under normal circumstances, the Fund will invest at least 90% of its assets in "Japanese Securities," that is, securities issued by entities ("Japanese Companies") that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan. While the Fund will invest primarily in common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock or debentures, warrants or rights, as well as short-term government debt securities or other short-term prime obligations (i.e., high quality debt obligations maturing not more than one year from the date of issuance). The Fund will not customarily purchase warrants or rights, although it may receive warrants or rights through distributions on other securities it owns. In those cases, the Fund expects to sell such warrants and rights within a reasonable period of time following their distribution to the Fund. The Fund does not currently expect to own warrants or rights with an aggregate value of greater than 5% of the Fund's assets.


    The Fund currently intends to make its investments in Japanese equity securities, principally in well-established Japanese Companies that have an active market for their shares. Japanese Companies will be considered well-established if they have been subject for at least two years to the financial accounting rules for a company whose securities are traded on a Japanese securities exchange. In the discretion of the Fund's management, the balance of the Fund's investments may be in companies that do not meet all such qualifications, although the nature of the market for the shares will always be an important consideration in determining whether the Fund will invest in such shares. The Fund anticipates that most Japanese equity securities in which it will invest, either directly or indirectly (by means of convertible debentures), will be listed on securities exchanges in Japan.

INDEX FUTURES. The Fund may also purchase futures contracts or options on futures contracts on the Tokyo Stock Price Index ("TOPIX") or the NIKKEI 225 Index ("NIKKEI") for investment purposes. TOPIX futures are traded on the Chicago Board of Trade and NIKKEI futures are traded on the Chicago Mercantile Exchange. See "General Description of Risks and Fund Investments--Stock Index Futures" below.


RISKS OF INVESTING IN JAPANESE SECURITIES. Unlike other mutual funds which invest in the securities of many countries, the Fund will invest almost exclusively in Japanese Securities. Generally, the Manager will not vary the percentage of the Fund's assets which are invested in Japanese Securities based on its assessment of Japanese economic, political or regulatory developments or changes in currency exchange rates. However, the Manager has from time to time
hedged up to    % and reserves the right
            ---
to hedge up to 100% of the Fund's total assets against a possible decline in the Japanese Securities market by utilizing futures and options on futures on Japanese stock indices as described above.


    Because a high percentage of the Fund's assets will be invested in Japanese Securities, investment in the Fund will involve the general risks associated with investing in foreign securities. See "General Description of Risks and Fund Investments--Special Considerations of Foreign Investments" below. In addition, investors will be subject to the market risk associated with investing almost exclusively in stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.


FUNDAMENTAL POLICIES. The Fund will normally invest at least 90% of its total assets in Japanese Securities, and it is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in Japanese Securities.

                  GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS

INVESTMENT RISKS. An investment in the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like investment in common stocks, more volatile and risky than some other forms of investment.

COMPANIES WITH SMALL MARKET CAPITALIZATIONS. As specified above, the U.S. Small Capitalization Series and the International Small Capitalization Series will invest a relatively high percentage of their assets in companies with relatively small market capitalizations (generally, market capitalizations of under $750 million for the U.S. Small Capitalization Series and under $1 billion for the International Small Capitalization Series). Companies with small market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the price of securities of companies with small market capitalizations may be greater than those of larger, more established companies.

SPECIAL CONSIDERATIONS OF FOREIGN INVESTMENTS. Investing in foreign securities (i.e., those which are traded principally in markets outside of the United States) involves certain risks not typically found in investing in U.S. domestic securities. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.


FOREIGN EXCHANGE TRANSACTIONS. The International Equity Portfolios of the Trust (i.e., the International Small Capitalization Series and the Japan Series) do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, in order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Equity Portfolios reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts; that is, to agree to buy or sell a specified currency at a specified price and future date. The International Equity Portfolios also reserve the right to invest in currency futures contracts and related options thereon for similar purposes. For example, if the Manager anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If the Manager anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.


    In connection with a Fund's investment in common stocks, a Fund may invest in Index Futures while the Manager seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when the Manager believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. Certain provisions of the Internal Revenue Code may limit this use of Index Futures. A Fund may also use Index Futures in order to hedge its equity positions.


    In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


    A Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions.


    A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.


ILLIQUID SECURITIES. Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.


PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions. Although the rate of portfolio turnover is very difficult to predict, it is not anticipated that, under normal circumstances, the annual portfolio turnover rate for the International Equity Series will exceed 100%.
In any particular year, market conditions may well result in greater portfolio turnover rates than are presently anticipated. The rate of a Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of such Fund. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing.

INVESTMENT POLICIES. Except for investment policies which are explicitly described as fundamental, the investment policies of each of the Funds may be changed without shareholder approval. In addition to the policies described in this Prospectus, please see the Statement of Additional Information for a statement of fundamental and non-fundamental policies of the Funds.

                               MANAGEMENT OF THE TRUST

    Each Fund is advised and managed by Rosenberg Institutional Equity Management (the "Manager") which provides investment advisory services to a substantial number of institutional investors.

KEY PERSONNEL OF THE MANAGER

    The biography of each of the General Partners of the Manager, each of whom is also a Trustee of the Trust, is set forth below.

BARR ROSENBERG. Dr. Rosenberg is Managing General Partner and Chief Investment Officer for the Manager. As such, he has ultimate responsibility for the Manager's securities valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. His area of special concentration is the design of the Manager's proprietary securities valuation model.

    Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking, and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now know as BARRA) where he was a managing partner, and later chief scientist.
Dr. Rosenberg, the founder of the Berkeley Program in Finance, is acknowledged as an expert in the modeling of complex processes with substantial elements of risk.

MARLIS S. FRITZ. Ms. Fritz is a General Partner for the Manager. She has primary responsibility for the Manager's new business development and secondary responsibility for client service.

    Ms. Fritz earned a B.S. degree from the University of Michigan, Ann Arbor, in 1971. After working in life insurance management and sales for seven years, she entered the investment management business in 1978 as Marketing Associate with Forstmann-Leff Associates, New York. From 1983 until 1985, she was Vice President, Marketing at Criterion Investment Management Company, Houston, Texas.

KENNETH REID. Dr. Reid is a General Partner and Director of Research for the Manager. His work is focused on the design and estimation of the Manager's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Manager's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Manager's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance.

    There are 38 professional staff members of the Manager and the Manager's affiliate, Barr Rosenberg Investment Management, Inc., located in Orinda, California. Included among the Manager's professional staff are eight individuals with Ph.D.s and twenty-three individuals with other graduate degrees. Five members of the staff have been awarded C.F.A. certificates.

THE OUTSIDE TRUSTEES

    William F. Sharpe and Nils H. Hakansson are Trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust or the Manager.

    Dr. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures.
Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill, 1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1995). Dr. Sharpe is a past President of the American Finance Association. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Smith Breeden Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.


    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published numerous articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics, and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Service Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.



THE MANAGER'S GENERAL INVESTMENT PHILOSOPHY AND STRATEGY

    The Manager attempts to add value relative to the designated benchmark through a quantitative stock selection process, and seeks to diversify investment risk across the several hundred holdings in each Fund. In seeking to outperform each Fund's designated benchmark, the Manager also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. So that each Fund is substantially invested in equities at all times, the Manager does not earn the extraordinary return, or "alpha," by timing the market. The Manager seeks to avoid constructing portfolios that significantly differ from the relevant benchmark with respect to characteristics such as market capitalization, historic volatility, or "beta," and industry weightings. Each Fund seeks to have a similar exposure to these factors as the designated benchmark.

INVESTMENT PHILOSOPHY. The Manager's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Manager believes that market prices will converge towards fundamental value over time, and that therefore, any investor who can accurately determine fundamental value, and who applies a disciplined investment process to select those stocks that are currently undervalued (i.e., the price is less than fundamental value), will outperform the market over time.

    The premise of the Manager's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Manager identifies and purchases those stocks which are undervalued (i.e., they are currently cheaper than similar stocks with the same characteristics). The Manager believes that the market will recognize the "better value" and that the mispricing will be corrected as the stocks in the Funds' portfolios are purchased by other investors.

    Determination of the relative valuation of a stock is based upon a comparison of similar companies. In any group of similar companies, it is the Manager's view that there are always some that are overvalued, some that are undervalued, and some that are fairly-valued relative to the average valuation for the group. These moderate valuation errors are believed to be present in every sector of the market and can be identified through rigorous quantitative analysis of fundamental data.

    In determining whether or not a stock is attractive, the Manager considers the company's current estimated fundamental value as determined by the Manager's proprietary Appraisal Model, the company's future earnings, and investor sentiment toward the stock. The Manager identifies and causes a Fund to purchase an undervalued stock and to hold it in the relevant Fund's portfolio until the market recognizes and corrects for the misvaluation. The Funds' portfolios are composed of undervalued stocks from every sector represented in the relevant Fund's benchmark, with a typical portfolio consisting of several hundred stocks.

DECISION PROCESS. The Manager's decision process is a continuum. Its research function develops Models which analyze the 12,000 securities in the global universe, both fundamentally and technically, and determines the risk characteristics of the relevant Fund's benchmark. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Manager's approach is rigorous attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies;
(2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. The Manager takes great care assimilating, checking and structuring the input data on which its Models rely. The Manager believes that if the data is correct, the recommendations made by the system will be sound.

STOCK SELECTION. Fundamental valuation of stocks is key to the Manager's investment process, and the heart of the valuation process lies in the Manager's proprietary Appraisal Model. Analysis of companies in the United States and Canada is conducted in a single unified Model. The Appraisal Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global Model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national Model. The Model incorporates the various accounting standards which apply in different markets and makes adjustments to ensure meaningful comparisons.

    An important feature of the Appraisal Model is the classification of companies into one or more of 166 groups of "similar" businesses. Currently, in the United States, 160 groups are applicable; in Japan, 122 groups are applicable; and in Europe, 154 groups are applicable. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies doing business in the same geographical market. In most cases, the comparison is extended to include companies with similar business operations in different markets. Subject to the availability of data in different markets, the Manager appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. The Manager then integrates the segment appraisals into balance sheet, income statement, and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding. The result is a single valuation for each of the 12,000 companies followed.

    The difference between the Manager's appraisal and the market price is believed to represent an opportunity for profit. For each stock, the Manager develops "appraisal alphas" (i.e., the expected rate of extraordinary return) by adjusting for the rate at which the market has corrected for such misvaluations in the past.

    A second sphere of analysis is captured by the Manager's proprietary Earnings Change Model, which analyzes more than 20 variables to predict individual company earnings over a one year horizon. The variables are fundamental and fall into three categories: measures of past profitability, measures of company operations and consensus earnings forecasts. The Earnings Change Model is independent of the Appraisal Model and projects the change in a company's earnings in cents/current price. The value of the projected earnings change is converted to an "earnings change alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

    Finally, the Manager's proprietary Investor Sentiment Model quantifies investor sentiment about features of stocks which influence price but which are not captured by the Appraisal Model or the Earnings Change Model. This Model measures company quality by looking at past price patterns and by predicting the probability of deficient earnings. The Investor Sentiment Model also captures market enthusiasm towards individual stocks by looking at broker recommendations and analyst estimates. Investor sentiment alphas are developed by multiplying the Model's sentiment scores by the market's historical response to such scores.

    Each company's earnings change alpha and investor sentiment alpha is added to its appraisal alpha to arrive at a total company alpha. Stocks with large positive total company alphas are candidates for purchase. Stocks held in a portfolio with total company alphas that are only slightly positive, zero or negative are candidates for sale.

    Before trading, the Manager systematically analyzes the short-term price behavior of individual stocks to determine the timing of trades. The Investor Sentiment Model quantifies investor enthusiasm for each stock by analyzing its short-term performance relative to similar stocks, changes in analyst and broker opinions about the stock, and earnings surprises. The Manager develops a "trading alpha" for each stock (i.e., the expected short-term extraordinary return) which is designed to enable the Funds to purchase stocks from supply and to sell stocks into demand, greatly reducing trading costs.

OPTIMIZATION. The Manager's portfolio optimization system seeks to optimize the trade-off between risk and reward relative to each Fund's benchmark. It exploits the information developed by the Manager's stock selection Models to maximize return relative to the benchmark, while avoiding a portfolio with exposure to any other extraneous factors that would distinguish the Fund's portfolio from the stocks constituting the relevant benchmark. Within the geographic zone appropriate for each Fund, the optimizer recommends positions in companies which in aggregate constitute the most efficient portfolio. The optimizer simultaneously considers total company alphas, trading alphas, and risk and quantifies the expected "net benefit" to the portfolio of each recommended transaction. A stock is considered for sale when a higher alpha stock with complementary risk characteristics has been identified. No transaction will be executed unless the opportunity offered by the purchase candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs. In most markets, portfolios are reoptimized continuously throughout the day, allowing the Manager to respond immediately to investment opportunities, subject to certain limitations on short-term trading applicable by virtue of each Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

TRADING. The Manager's trading system aggregates the recommended transactions for each of the Funds and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    The network arrangements the Manager has developed with Instinet Matching System (IMS), Portfolio System for Institutional Trading (POSIT), and the Arizona Stock Exchange (AZX) facilitate large volume trading with little or no price disturbance and low commission rates.

    Accommodative trading (which we also refer to as the Manager's "match system") allows institutional buyers and sellers of stock to electronically present the Manager with their "interest" lists each morning. Any matches between the inventory which the brokers have presented and the Manager's own recommended trades are signaled to the Manager's traders. Since the broker is doing agency business and has a client on the other side of the trade, the Manager expects that the other side will be accommodative in the price. The Manager's objective in using this match system is to execute most trades on the Manager's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Manager to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Manager continuously monitors trading costs to determine the impact of commissions and price disturbance on the Funds' portfolios.

INDIVIDUALS RESPONSIBLE FOR EACH FUND

    Each of the following General Partners of the Manager holds a greater than 5% interest in the Manager: Marlis S. Fritz and Kenneth Reid. Rosenberg Alpha L.P., a California limited partnership, is a limited partner of the Manager and holds a greater than 5% interest in the Manager. Barr M. Rosenberg, the Managing General Partner of the Manager, and his wife, June Rosenberg, each holds a greater than 5% general partnership interest in Rosenberg Alpha L.P.

    Management of the portfolio of each Fund is overseen by the Manager's General Partners who are responsible for design and maintenance of the Manager's portfolio system, and by a portfolio manager who is responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark and for monitoring cash balances.

U.S. SMALL CAPITALIZATION SERIES. Dr. Rosenberg, Dr. Reid and Floyd Coleman, the portfolio manager, are responsible for the day-to-day management of the U.S. Small Capitalization Series' portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Manager for the past eleven years. Mr. Coleman has been a trader and portfolio manager for the Manager since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988.

JAPAN SERIES. Dr. Rosenberg, Dr. Reid, and Cheng S. Liao, the portfolio manager, are responsible for the day-to-day management of the Japan Series' portfolio. Mr. Liao has been a senior research associate, programmer and portfolio manager, specializing in the Japanese market with the Manager since 1989. Mr. Liao has also been a trader for the Manager in Japanese securities since 1994. He received a B.S. from Tohobu University, Japan, in 1984, a M.S. from Stanford University in 1986, and a M.S. in Computer Science from Polytechnic Institute, New York in 1988.

INTERNATIONAL SMALL CAPITALIZATION SERIES. Dr. Rosenberg, Dr. Reid and Joseph Leung, the portfolio manager, are responsible for the day-to-day management of the International Small Capitalization Series' portfolio. Mr. Leung has been a senior research associate, programmer and portfolio manager with the Manager since 1993. He received a B.S. and a B.A. from Queen's University, Ontario, Canada in 1989 and a M.B.A. from the University of Chicago in 1993.

MANAGEMENT CONTRACTS

    Under separate Management Contracts with the Trust on behalf of each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, as amended, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name "Barr Rosenberg" and/or "Rosenberg" may be withdrawn.


    Each Fund will pay all other expenses incurred in the operation of such Fund, including, but not limited to, brokerage commissions and transfer taxes in connection with the Fund's portfolio transactions, all applicable taxes and filing fees, distribution fees, shareholder servicing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of trustees who are not partners, officers or employees of the Manager, interest charges, expenses of issue or redemption of shares, charges of custodians, auditing and legal expenses, expenses of determining net asset value of Fund shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, insurance premiums and professional association dues or assessments.


    In addition, each Fund has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth below. The Manager has agreed to voluntarily waive some or all of its management fee and, if necessary, to bear certain expenses of each Fund until further notice to the extent required to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class of shares to the percentage of each Fund's average daily net assets attributable to that class listed in the Expense Limitation column below. The Manager's fee for management of each of the Funds is higher than that paid by most other mutual funds.


                                                                     EXPENSE LIMITATION (AS A %
                                   CONTRACTUAL MANAGEMENT FEE (AS      OF AVERAGE DAILY NET
                                  A % OF AVERAGE DAILY NET ASSETS)           ASSETS)
                                  --------------------------------   ---------------------------

INSTITUTIONAL SHARES
  U.S. Small Capitalization Series . . . . . . .            .90%                          1.15%
  Japan Series . . . . . . . . . . . . . . . . .           1.00%                          1.50%
  International Small Capitalization Series. . .           1.00%                          1.50%
ADVISER SHARES
  U.S. Small Capitalization Series . . . . . . .            .90%                          1.40%
  Japan Series . . . . . . . . . . . . . . . . .           1.00%                          1.75%
  International Small Capitalization Series. . .           1.00%                          1.75%
SELECT SHARES
  U.S. Small Capitalization Series . . . . . . .            .90%                          1.65%
  Japan Series . . . . . . . . . . . . . . . . .           1.00%                          2.00%
  International Small Capitalization Series. . .           1.00%                          2.00%




ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


    BISYS Fund Services ("BISYS" or the "Administrator"),a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and generally assists the Trust in all aspects of its administration and operation. As compensation for its administrative services, BISYS receives a monthly fee based upon an annual percentage rate of 0.15% of the aggregate average daily net assets of the Funds.


    BISYS has also entered into an agreement with the Trust for the provision of transfer agency services (and is referred to herein as the "Transfer Agent" in such capacity) and dividend disbursing services for the Funds. The principal business address of the Transfer Agent is 3435 Stelzer Road, Columbus, Ohio 43219.

    State Street Bank and Trust Company (the "Custodian") serves as custodian of the assets of the Funds. The principal address of the Custodian is Mutual Funds Division, Boston, Massachusetts 02102.

    A further discussion of the terms of the Trust's administrative arrangements is contained in the Statement of Additional Information.

DISTRIBUTOR

    Adviser and Select Shares of each Fund are sold on a continuous basis by the Company's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of BISYS. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. Institutional Shares are sold directly by the Funds.


    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Select Shares of the Funds, such shares are subject to an annual Distribution Fee of up to 0.50% of the average daily net assets attributable to such shares in accordance with a Distribution Plan (the "Distribution Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Currently, each Fund pays the Distributor an annual Distribution Fee of 0.25% of the Fund's average daily net assets attributable to Select Shares. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds, the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders, and contracting with one or more wholesalers of the Funds' shares. The Distribution Plan for Select Shares went into effect on August 5, 1996. The Distribution Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

    The Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to Adviser and Select shareholders of the Funds (the Distributor or such entity is referred to as a "Servicing Agent" in such capacity). A Servicing Agent will be paid some or all of the Shareholder Servicing Fees charged with respect to Adviser and Select Shares of the Funds pursuant to Servicing Plans for such shares.

                                   MULTIPLE CLASSES

    As indicated previously, the Funds offer three classes of shares to investors, with eligibility generally depending on the amount invested in the particular Fund and whether the investor makes the investment directly or through a financial adviser. The three classes of shares are Institutional Shares, Adviser Shares and Select Shares. The following table sets forth basic investment and fee information for each class.

                                                                                      ANNUAL
                       MINIMUM FUND      SUBSEQUENT                                 SHAREHOLDER         ANNUAL
    NAME OF CLASS       INVESTMENT*     INVESTMENTS*       METHOD OF INVESTMENT*    SERVICE FEE     DISTRIBUTION FEE
    -------------      ------------     ------------       ---------------------    -----------     ----------------

    Institutional      $  1 million     $    10,000        Direct                       None              None
    Adviser            $    100,000     $     1,000        Financial Adviser           .25%               None
    Select             $      2,500     $       500        Direct                      .25%              .25%




----------
* Certain exceptions apply. See "Institutional Shares", "Adviser Shares" and "Select Shares" below."


    The offering price is based on the net asset value per share next determined after an order is received. See "Purchase of Shares" and "Redemption of Shares."


INSTITUTIONAL SHARES

    Institutional Shares may be purchased by endowments, foundations and plan sponsors of 401(a), 401(k), 451 and 403(b) plans and by individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement and the Manager intends to do so for employees of the Manager, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees and for employees of the Administrator. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing distribution expenses or shareholder servicing fees.

ADVISER SHARES

    Adviser shares may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment advisory or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the particular Fund. In its sole discretion, the Manager may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution expenses, but are subject to a Shareholder Service Fee at an annual rate with respect to each Fund equal to 0.25% of the Fund's average daily net assets attributable to Adviser Shares.

SELECT SHARES

    Select Shares may be purchased by intermediary financial institutions and certain individual retirement accounts and individuals. In order to be eligible to purchase Select Shares, an eligible investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement. Select Shares are subject to an annual Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Select Shares and an annual Distribution Fee equal to 0.25% of the average daily net assets attributable to Select Shares. As described above, the Distribution Plan for Select Shares permits payments of up to 0.50% of the Funds' average daily net assets attributable to Select Shares.


GENERAL

    The Shareholder Service Fee charged with respect to Adviser Shares and Select Shares is intended to be compensation for personal services rendered and for account maintenance with respect to such shares. The Distribution Fee charged with respect to Select Shares is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Select Shares.

    As described above, shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization or through financial advisers may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization or financial adviser. Each such Shareholder Organization and financial adviser is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions of Fund shares. Customers of Shareholder Organizations and financial advisers should read this Prospectus in light of the terms governing accounts with their particular organization.

                                  PURCHASE OF SHARES

    The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.


    As described below, the net asset value of the Japan Series shares is determined as of 3:00 p.m., Tokyo time. See "Determination of Net Asset Value." Due to the 14 hour difference between Tokyo time and New York time, investors who call in purchase orders after 1:00 a.m. New York time (with adjustment for daylight savings time) will get the price of Japan Series shares as determined on the next business day in Tokyo. In such circumstances, investors should expect to receive the price published two days later (i.e., not the price published in the United States on the morning after the day the order was placed).

INITIAL CASH INVESTMENTS BY WIRE

    Subject to acceptance by the Trust, shares of each Fund may be purchased by wiring federal funds. Please call 1-800-447-3332 for complete wiring instructions. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the custodian bank are all open for business.

INITIAL CASH INVESTMENTS BY MAIL

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.


    The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds.

ADDITIONAL CASH INVESTMENTS

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "Initial Cash Investments by Wire". Notification must be given at 1-800-447-3332 prior to 4:00 p.m., New York Time, of the wire date. The minimum amounts for additional cash investments are $10,000 for Institutional Shares, $1,000 for Adviser Shares and $500 for Select Shares.


INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

    Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to the determination by the Manager that the stocks to be exchanged are acceptable. Securities accepted by the Manager in exchange for Fund shares will be valued as set forth under "Determination of Net Asset Value"

(generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

    The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the Fund's investment restrictions. In addition, portfolio securities acquired in exchange for Fund shares will (1) be acquired for investment and not for resale; (2) be liquid securities; and (3) have a readily ascertainable value.

OTHER PURCHASE INFORMATION

    An eligible shareholder may also participate in the Barr Rosenberg
Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Select Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.


    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a purchase order of Adviser Shares or Select Shares to be in "good order" on a particular day a check or money wire must be received on or before 4:00 p.m., New York Time of that day. In the case of Institutional Shares, the investor's securities must be placed on deposit at the Depository Trust Company prior to 10:00 a.m., New York Time or, in the case of cash investments, the Trust must have received adequate assurances that federal funds will be wired to the Fund prior to 4:00 p.m., New York Time, on the following business day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted.


    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of the Manager, such suspension or rejection would be in the best interests of the Trust.

    Purchases of a Fund's shares may be made in full or in fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                               RETIREMENT PLAN ACCOUNTS

    Shares of all Funds may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Trust at 1-800-447-3332.


                                 REDEMPTION OF SHARES

    Shares of each Fund may be redeemed by mail, or, if authorized by an investor in an account application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption.

BY MAIL

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order". See "Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

    Requests in "good order" must include the following documentation:

         (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (b) any required signature guarantees (see "Signature Guarantees" below); and

         (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Trust and its transfer agent from fraud, signature guarantees are required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized by an investor in an account application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instruction from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 days following a telephonic address change.


SYSTEMATIC WITHDRAWAL PLAN

    An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The shareholder will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

    Purchases of shares of the Trust made by check are not permitted to be redeemed until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.


    If the Manager determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price of Institutional

Shares in whole or in part by a distribution in kind of readily marketable securities held by the relevant Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Manager in light of the Fund's objective and will not generally represent a PRO RATA distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.


    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                               EXCHANGE OF FUND SHARES

    The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund in the Trust. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by regulations of the Securities and Exchange Commission, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege.

    An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL

    To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE


    To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and
(d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 days following a telephonic address change.

                           DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the U.S. Small Capitalization Series and the International Small Capitalization Series will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York Time. In the case of the Japan Series, the net asset value of each class of shares of that Fund will be determined once on each day on which the Tokyo Stock Exchange is open as of 3:00 p.m., Tokyo time. Due to the 14 hour time difference, 3:00 p.m. Tokyo time corresponds to 1:00 a.m. New York time (with adjustments for daylight savings time). Accordingly, purchase orders received for the Japan Series after 1:00 a.m., New York time (with adjustments for daylight savings time) will receive the offering price determined on the next business day in Japan. See "Purchase of Shares" above.

    The net asset value per share of each class of a Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of the Fund. Specifically, each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class plus that class's shareholder servicing and/or distribution expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                                    DISTRIBUTIONS

    Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net realized short-term capital gains). Each Fund also intends to distribute substantially all of its net realized long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Funds' policy is to distribute net realized short-term capital gains and net realized long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid out in the form of additional shares of the Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.


    If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                        TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund distributes substantially all of its dividend, interest and certain other income, its net realized short-term capital gains and its net realized long-term capital gains to its shareholders and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Dividend distributions (i.e., distributions derived from interest, dividends and certain other income, including, in general, short-term capital gains) will be taxable to shareholders subject to income tax as ordinary income. Distributions of any long-term capital gains are taxable as such to shareholders subject to income tax, regardless of how long a shareholder may have owned shares in such Fund. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Japan Series and the International Small Capitalization Series intend to) elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their PRO RATA portion of qualified taxes paid by the Fund to foreign countries. As a result, the amounts of foreign income taxes paid by such Fund would be treated as additional income to shareholders of such Fund for purposes of the foreign tax credit. Each such shareholder would include in gross income from foreign sources its PRO RATA share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

    The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                   DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end series investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated April 1, 1988, as amended from time to time. The U.S. Small Capitalization Series commenced operations on or about September 13, 1988. The Japan Series commenced operations on or about January 3, 1989. The International Small Capitalization Series commenced operations on September 20, 1996.


    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which are presently divided into three series. Interests in each of the Funds described in this Prospectus are represented by shares of such Fund. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust, terminate a series of the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

    Each Fund is further divided into three classes of shares designated as Institutional Shares, Adviser Shares and Select Shares. Each class of shares of each Fund represents interests in the assets of that Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the Investment Company Act of 1940, all shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All three classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the Investment Company Act of 1940. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of a Fund portfolio, are entitled to receive the net assets of that portfolio, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

    Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                SHAREHOLDER INQUIRIES

    Shareholders may direct inquiries to the Trust at Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

BARR ROSENBERG SERIES TRUST
3435 Stelzer Road
Columbus, Ohio 43219


MANAGER
Rosenberg Institutional Equity Management
Four Orinda Way, Suite 300E
Orindo, CA 94563


ADMINISTRATOR, TRANSFER AND DIVIDEND PAYING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219


DISTRIBUTOR
Barr Rosenberg Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02102

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

                            BARR ROSENBERG SERIES TRUST

                              SHAREHOLDER SERVICES
                            Account Inquiries, Balances
                            and Transaction Information


                            FOR ROSENBERG INSTITUTIONAL
                            EQUITY MANAGEMENT CUSTOMERS
                                 1-800-___-_____


                              FOR ALL SHAREHOLDERS
                                 1-800-___-_____

                           Additional Information May Be
                           Found on the WorldWide Web at
                                 http://riem.com

                             BARR ROSENBERG SERIES TRUST

                           U.S. SMALL CAPITALIZATION SERIES
                      INTERNATIONAL SMALL CAPITALIZATION SERIES
                                     JAPAN SERIES


                         STATEMENT OF ADDITIONAL INFORMATION


                                    JUNE   , 1997
                                    --------------









THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS DATED JUNE , 1997 AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM BARR ROSENBERG SERIES TRUST, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

                                  TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----

INVESTMENT OBJECTIVE AND POLICIES..... . . . . . . . . . . . . .......    1

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . .    5

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .    6

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . .    7

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . .    9

INVESTMENT ADVISORY AND OTHER SERVICE. . . . . . . . . . . . . . . . .    11

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .    15

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . .    17

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .    20

EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21

SPECIMEN PRICE-MAKE-UP SHEET . . . . . . . . . . . . . . . . . . . . .    A-1

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                          INVESTMENT OBJECTIVE AND POLICIES


The investment objective and policies of each of the U.S. Small Capitalization Series, the International Small Capitalization Series and the Japan Series (each a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

In addition, the following investment objectives and policies apply to the Fund or Funds indicated.

INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an Index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index.

Index Futures contracts can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.


As noted in the Prospectus, upon entering into a futures contract, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.


The price of Index Futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.
In addition, with respect to the Japan Series, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying Index.


FOREIGN CURRENCY TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). As is disclosed in the Prospectus following the heading "General Description of Risks and Fund Investments," the Funds do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to use currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A Fund's dealing in forward contracts will be limited to this type of transaction. A Fund will not engage in currency futures transactions for leveraging purposes. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.


CURRENCY FORWARD CONTRACTS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

CURRENCY FUTURES TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.


Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.


A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.


In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

The Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time.
Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

WARRANTS (JAPAN SERIES). The Japan Series may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants represent options to purchase equity securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them.

                      MISCELLANEOUS INVESTMENT PRACTICES


PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. Although the rate of portfolio turnover is difficult to predict, it is not anticipated that under normal circumstances the annual portfolio turnover rate for the International Small Capitalization Series will exceed 100%.  It is, however, impossible to predict portfolio turnover in future years.  The portfolio turnover rate for the U.S. Small
Capitalization Series for the fiscal years ended March 31, 1996 and 1997 was
71.87% and      %, respectively.  The portfolio turnover rate for the Japan
Series for the fiscal years ended March 31, 1996 and 1997 was 60.60% and      %,
respectively. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.


NOTICE ON SHAREHOLDER APPROVAL

 Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               INVESTMENT RESTRICTIONS

Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. With respect to the International Small Capitalization Series and the Japan Series, collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.


(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7) Concentrate more than 25% of the value of its total assets in any one industry.

(8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, no registered investment company may generally (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or
(c) own more than 3% of the outstanding voting stock of any one investment company.)

(9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell foreign currency, currency futures contracts and options thereon, stock index and other financial futures contracts and options thereon.

(10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; any collateral arrangements with respect to options, future contracts and options in future contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, future contracts or options on future contracts.)

Notwithstanding the latitude permitted by Restrictions 1, 2, 3, 4, 9 and 10 above, the Funds have no current intention of (a) borrowing money, (b) purchasing interest rate futures, (c) entering into short sales or (d) investing in repurchase agreements.


It is contrary to the present policy of each Fund, which may be changed by the trustees of the Trust without shareholder approval, to:


(a) With the exception of the Japan Series, invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

(b) Write, purchase or sell options on particular securities (as opposed to market indices or currencies).

(c)  Buy or sell oil, gas or other mineral leases, rights or royalty contracts.


(d) Make investments for the purpose of exercising control of a company's management.

(e) Invest in (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under the federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and
(c) above.

(f) With respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund, or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                    INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the heading "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. In order to qualify as a "regulated investment company," each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or the other disposition of securities and certain other assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (d) distribute annually at least 90% of its dividend, interest and certain other income (including, in general, short-term capital gains). To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

The Japan Series and the International Small Capitalization Series may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may be taken as either a deduction or a credit by U.S. citizens and corporations.

Investment by either Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. If such Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules will apply, although the Fund does not expect to be in the position to make such elections.

As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net realized short-term capital gains, and to distribute substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss. Under the Tax Reform Act of 1986, in order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations) and long-term capital gain distributions are taxable to investors as long-term capital gains, whether such dividends or distributions are received in shares or cash. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations.

Certain tax exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

Each Fund is generally required to withhold and remit to the U.S. Treasury 20% of all dividends from net investment income and capital gain distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will generally be required to withhold and remit to the U.S. Treasury 20% of the amount of the proceeds of any redemption of Fund shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided. However, the general back-up withholding rules set forth above will not apply to tax exempt entities so long as each such entity furnishes the Fund with an appropriate certificate.

To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.



                               MANAGEMENT OF THE TRUST

The trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (47)                   General Partner and Director
President, Trustee                   of Research, Rosenberg Institutional Equity
                                     Management, June, 1986 to present.

Marlis S. Fritz* (47)                General Partner and Director of
Vice President, Trustee              Marketing, Rosenberg Institutional Equity
                                     Management, April, 1985 to present.

Nils H. Hakansson (60)               Sylvan C. Coleman Professor of
Trustee                              Finance and Accounting,
                                     Haas School of Business, University of
                                     California, Berkeley, June, 1969 to
                                     present.  Director, Supershare Services
                                     Corporation, November, 1989
to present.

Barr M. Rosenberg* (54)              Managing General Partner, Trustee and
Trustee                              Chief Investment Officer, Rosenberg
                                     Institutional Equity Management, January,
                                     1985 to present.

William F. Sharpe (63)               Timken Professor of Finance,
Trustee                              Stanford University, September, 1970 to
                                     September, 1989. Timken Professor Emeritus of Finance, Stanford University, October,
                                     1989 to present.  Chairman, William F.
                                     Sharpe Associates, Los Altos, California
                                     (research and financial consulting),
                                     March, 1986 to present.

Po-Len Hew (31)                      Accounting Manager, Rosenberg
Treasurer                            Institutional Equity Management, October,
                                     1989 to present.

Carolyn Demler (53)                  Administrative Coordinator, Rosenberg
Clerk                                Institutional Equity Management, December,
                                     1988 to present.

John J. Pileggi (38)          Director, Furman Selz LLC 1993 to present.
Assistant Treasurer           Managing Director, Furman Selz LLC, 1984 to
1993.

David Bunstine (31)           Employee of BISYS Fund Services.
Assistant Treasurer

Bruce Treff (30)              Employee of BISYS Fund Services.
Assistant Clerk


Carrie Zuckerman (30)         Employee of BISYS Fund Services.
Assistant Clerk

Alaina Metz (30)              Employee of BISYS Fund Services.
Assistant Clerk

*
Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.


The mailing address of each of the officers and trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.


  The principal occupations of the officers and trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

The Trust pays the trustees other than those who are interested persons of the Manager an annual fee of $36,000 (including a base fee and a fee per Fund for each meeting). The Trust does not pay any pension or retirement benefits for its trustees. As noted below under the heading "Investment Advisory and Other Services -- Management Contract," the Trust does not pay any compensation to officers or trustees of the Trust other than those trustees who are not interested persons of the Trust. The following table sets forth information concerning the total compensation paid to each of the trustees who are not interested persons of the Trust in the fiscal year ended March 31, 1997.





(1)                     (2)                 (3)                 (4)                 (5)

                                                                                    Total
                                            Pension or                              Compensation
                                            Retirement                              from Registrant
                        Aggregate           Benefits Accrued    Estimated Annual    and Fund
Name of Person          Compensation        as Part of Fund     Benefits Upon       Complex Paid
Position                from Registrant     Expenses            Retirement          to Directors
-----------------       ---------------     ----------------    ----------------    ---------------

Nils H. Hakansson       $                   $0                  $0                  $
Trustee

William F. Sharpe       $                   $0                  $0                  $
Trustee




    Messrs. Rosenberg and Reid and Ms. Fritz, Demler and Hew, each being a general partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.


                        INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

    As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the trustees of the Trust and such policies as the trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the trustees, the Manager furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


    As is disclosed in the Prospectus, each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that such Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of such Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. The most restrictive of such limitations as of the date of this Statement of Additional Information is believed to be 21/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 11/2% of any excess over $100 million.


    Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.


    Each Management Contract will continue in effect for a period no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.


    As disclosed in the Prospectus, the general partners of the Manager are Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.


    As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis
S. Fritz is a trustee and Vice President of the Trust as well as a general partner and Director of Marketing of the Manager; and Kenneth Reid is a trustee and President of the Trust as well as a general partner and Director of Research of the Manager.


    During the last three fiscal years, the U.S. Small Capitalization Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:

                     Gross        Reduction             Net
                   --------       ---------          --------

4/1/94 - 3/31/95   $427,746       $148,971           $278,775

4/1/95 - 3/31/96   $514,386       $157,913           $356,473

4/1/96 - 3/31/97


    During the last three fiscal years, the Japan Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:


                        Gross          Reduction      Net
                       --------        ---------      ---

4/1/94 - 3/31/95       $ 12,148        $ 12,148       -0-

4/1/95 - 3/31/96       $ 12.093        $ 12,093       -0-

4/1/96 - 3/31/97



For the period from commencement of operations, the International Small Capitalization Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:



                        GROSS          REDUCTION      NET

4/1/96 - 3/31/97




ADMINISTRATIVE SERVICES


    The Trust has entered into a Fund Administration Agreement with BISYS Fund Services ("BISYS") pursuant to which BISYS provides certain management and administrative services necessary for the Funds' operations including:
(i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of BISYS. For these services, BISYS is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds for each Fund. The Trust did not pay any such fees to BISYS through the fiscal year ended March 31, 1997.

DISTRIBUTOR AND DISTRIBUTION PLAN

    As stated in the text of the Prospectus under the heading "Management of the Trust-Distributor," Adviser and Select Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). The Distributor is an affiliate of BISYS. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

    Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Select Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to each such class as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers.

    The Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Distributor's Contract may be terminated with respect to any Fund or class of shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

    The Distributor's Contract and the Plan will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Distributor's Contract or the Plan are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

    The trustees of the Trust believe that the Plan will provide benefits to the Trust. The trustees of the Trust believe that the Plan will result in greater sales and/or fewer redemptions of Select Shares, although it is impossible to know for certain the level of sales and redemptions of Select Shares that would occur in the absence of the Plan or under alternative distribution schemes. The trustees of the Trust believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of a Fund on a daily basis.
State Street Bank has also contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Trust.

INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                               PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time. Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of such Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The U.S. Small Capitalization Series paid brokerage commissions in the amounts of $137,979 for the fiscal year ended March 31, 1995, $220,065.63 for the fiscal
year ended March 31, 1996 and $          for the fiscal year ended March 31,
1997.



The Japan Series paid brokerage commissions in the amounts of $10,763 for the fiscal year ended March 31, 1995, $6,509.21 for the fiscal year ended March 31,
1996 and $          for the fiscal year ended March 31, 1997.



The Japan Series may pay brokerage commissions to Nomura Securities Company, Inc., which may be deemed to be an "affiliate of an affiliate" of the Trust, for acting as the Fund's agent on purchases and sales of securities for the portfolio of the Fund. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to Nomura Securities and will review these procedures periodically. In the fiscal year ended March 31, 1995, the Fund paid an aggregate of $2,967 in brokerage commissions to Nomura Securities. The Fund did not pay any brokerage commissions to Nomura Securities during its fiscal years ended March 31, 1996 and March 31, 1997.



The International Small Capitalization Series paid brokerage commissions in the
amounts of $           for the fiscal year ended March 31, 1997.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES



As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust") is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.



Interests in the Trust's portfolios are currently represented by shares of three series, the U.S. Small Capitalization Series, the International Small Capitalization Series and the Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the trustees of the Trust with respect to such shares are described in the Prospectus.


As described in the Prospectus, each Fund is further divided into three classes of shares designated as Institutional Shares, Adviser Shares and Select Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All three classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and

(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such trustee's status as a trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the U.S. Small Capitalization Series as of April 6, 1997:


Name and Address                        Percentage Ownership
   of Owner                                 of the Fund
--------------------                        -----------
The Nathan Cummings Foundation                11.03%
50 S. LaSalle St.
Chicago, IL 60675-0001

The Evangelical Lutherans                     28.65%
1 Cabot Rd.
Medford, MA 02155-5158

University of Washington
Northern Trust Co.                            13.34%
801 S. Canal CB3S
Chicago, IL 60607

Rosenberg Money Purchase Pension Plan          7.26%
101 Carnegie Ctr.
Princeton, NJ 08540-6231

Charles Schwab & Co. Inc.                     15.56%
101 Montgomery St.
San Francisco, CA 94104

Currie & Co.
c/o Fiduciary Trust Company Intl.              5.73
P.O. Box 3199 Church Street Station
New York, NY 10008

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Japan Series as of April 16, 1997:




Name and Address                               Percentage Ownership
   of Owner                                         of the Fund
   --------                                         -----------
Rosenberg Institutional                                92.94%
Equity Management
4 Orinda Way, Suite 300E
Orinda, CA  94563

Koko M Baker                                            5.56%
c/o RIEM
4 Orinda Way
Orinda, CA  94563

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the International Small Capitalization Series as of April 16, 1997:


Name and Address                               Percentage Ownership
   of Owner                                         of the Fund
   --------                                         -----------
Rosenberg Money Purchase Pension Plan                  17.78%
101 Carnegie Ctr
Princeton, NJ 08540-6231

Stetson University Inc.                                14.94%
421 N. Woodland Blvd.
Deland Fl 32720

Charles Schwab & Co. Inc.                              54.74%
101 Montgomery St.
San Francisco, CA 94104-1299

Harco Investors                                         7.45%
P.O. Box 15299
Sacramento, CA 95851-1299






The officers and trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust except of the Japan Series.

                          DETERMINATION OF NET ASSET VALUE


As indicated in the Prospectus, the net asset value of each Fund share, with the exception of shares of the Japan Series, is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, President's Day, Good Friday and Memorial Day.


As indicated in the Prospectus, the net asset value of each share of the Japan Series is determined on each day on which the Tokyo Stock Exchange is open for trading. The Tokyo Stock Exchange is closed on Saturdays and Sundays. The holidays for the Tokyo Stock Exchange for the remainder of 1997 are September 15, October 10, November 3 and November 23. If a holiday falls on a Saturday or Sunday, there is not a holiday substitution. The Exchange is also expected not to be open on the spring and fall equinox.

Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the trustees of the Trust or by persons acting at their direction.

The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

                                       EXPERTS

The financial statements included in this Statement of Additional Information (see "Financial Statements" below) have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                             BARR ROSENBERG SERIES TRUST
                             ---------------------------

                             Specimen Price-Make-Up Sheet
                             ----------------------------

The following are computations of the total offering price per share for each Series of the Trust based on its net asset value and shares of beneficial interest outstanding at the close of business on _____ ___, 1997.



U.S. Small Capitalization Series

Net Assets at Value (Equivalent to ___ per share
based on ____________ shares of beneficial interest outstanding)
________

Offering Price _____________  =  _________



Japan Series

Net Assets at Value (Equivalent to _____ per share
based on _________ shares of beneficial interest outstanding)
__________

Offering Price _________________  =  _________



Internation Small Capitalization Series

Net Assets at Value (Equivalent to _____ per share
based on _________ shares of beneficial interest outstanding)
__________

Offering Price _________________  =  _________


------------------------------------------




                                        A-1


                              FINANCIAL STATEMENTS

     The unaudited financial statements of the International Small Capitalization Series as of and for the period ended March 31, 1997 are included herein.

NOTE: The financial statements and schedules required by Item 23 of Form N-1A will be provided prior to the effective date of this Post-Effective
Amendment No. 13 as part of Post-Effective Amendment No. 14 to the Trust's Registration Statement filed pursuant to Rule 485(b).

                 ROSENBERG INTERNATIONAL SMALL CAPITALIZATION SERIES
                                ASSETS AND LIABILITIES
                                    MARCH 31, 1997
                                     (unaudited)




ASSETS
Investments, at value
(cost:$11,948,121)                                             $11,989,570
Foreign currency, at value (cost:$844,487)                         835,031
Cash                                                               863,194
Receivable for Fund shares sold                                    206,630
Receivable for investments sold                                     26,476
Dividends and interest receivable                                   31,258
Receivable from Manager                                            180,180
                                                               -----------

  Total Assets                                                  14,132,339
                                                               -----------

LIABILITIES
Payable for investments purchased                                  974,468
Other accrued expenses                                             121,697
                                                               -----------

  Total Liabilities                                              1,096,165
                                                               -----------


NET ASSETS, applicable to
1,287,505 shares of beneficial
interest outstanding                                           $13,036,174
                                                               -----------
                                                               -----------




Shares of beneficial interest outstanding - Institutional
 Shares                                                          1,269,278
                                                               -----------
                                                               -----------

Net Asset Value Per Share - Institutional Shares                    $10.13
                                                               -----------
                                                               -----------

Shares of beneficial interest outstanding - Select Shares           18,227
                                                               -----------
                                                               -----------

Net Asset Value Per Share - Select Shares                           $10.13
                                                               -----------
                                                               -----------




NET ASSETS CONSIST OF:

Paid-in capital                                                $12,996,170
Accumulated undistributed net investment income                      3,836
Accumulated realized gain on investments                             4,175
Accumulated net unrealized appreciation
  on investments                                                    31,993
                                                               -----------

NET ASSETS                                                     $13,036,174
                                                               -----------
                                                               -----------

                 ROSENBERG INTERNATIONAL SMALL CAPITALIZATION SERIES
                               STATEMENT OF OPERATIONS
                  FOR THE PERIOD SEPTEMBER 23, 1996- MARCH 31, 1997
                                     (unaudited)






Investment income:
Dividend income (Net of withholding tax of $2,495)         $55,861
Interest income                                              1,546
                                                           -------

                                                                       $ 57,407
                                                                       --------

Expenses:
Custody fees                                                82,480
Fund accounting                                             63,686
Advisory                                                    35,711
Registration                                                26,292
Audit                                                       20,042
Reports to shareholders                                     15,016
Shareholder servicing                                        7,577
Administration                                               5,357
Trustees                                                     3,476
Legal                                                        2,149
Insurance                                                    1,178
Miscellaneous                                                6,498
                                                            ------

  Total expenses before waivers/reimbursements                          269,462
  Less expenses waived/reimbursed                                      (215,891)
                                                                       --------

Net expenses                                                             53,571

Net investment income                                                     3,836
                                                                        -------


Realized and unrealized gain on investments:
Net realized gain on investments                                          4,175
Net change in unrealized appreciation
on investments                                                           31,993
                                                                        -------


Net realized and unrealized gain on investments                          36,168
                                                                        -------


Net increase in net assets resulting from operations                   $ 40,004
                                                                        -------
                                                                        -------

                             ROSENBERG INTERNATIONAL SMALL CAPITALIZATION SERIES STATEMENT OF CHANGES IN NET ASSETS
                                    (unaudited)



                                                                September 23, 1996
                                                           (Commencement of Operations)
                                                                through March 31, 1997
                                                            ----------------------------

Operations:
  Net investment income                                             $     3,836
  Net realized gain on investments                                        4,175
  Net change in unrealized appreciation
    on investments                                                       31,993
                                                                    -----------

Net increase in net assets resulting
  from operations                                                        40,004
                                                                    -----------


Increase from capital share transactions:
  Proceeds from sales of shares:
    Institutional Shares                                             13,079,145
    Select Shares                                                       182,551
                                                                    -----------
                                                                     13,261,696
  Cost of shares redeemed:
    Institutional Shares                                              (332,298)
    Select Shares                                                             -
                                                                    -----------
                                                                      (332,298)

 Increase in net assets from subscription/redemption fees                66,772
                                                                    -----------

  Net increase in net assets from capital share transactions         12,996,170
                                                                    -----------


Total increase  in net assets                                        13,036,174

Net assets:
  Beginning of period                                               $         0
                                                                    -----------

  End of period                                                     $13,036,174
                                                                    -----------
                                                                    -----------

               ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
      SEPTEMBER 23, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH MARCH 31, 1997
                                     (unaudited)



                                                            Institutional      Select
                                                               Shares         Shares(a)
                                                              --------        --------


Net asset value at beginning of period                          $ 10.00         $10.04
                                                                -------         ------
Income from Investment Operations:
  Net investment income                                            0.01           0.02
  Net realized and unrealized gain on investments
    and foreign currency                                           0.12           0.07
                                                                -------         ------
       Total from investment operations                            0.13           0.09
                                                                -------         ------

Net asset value at end of period                                $ 10.13         $10.13
                                                                -------         ------
                                                                -------         ------

Total return(1)                                                   1.30%          0.89%*

Net assets, end of period (000)                                $12,852          $ 185
Ratio of net expenses to average daily net assets                 1.49%          1.45%**
Ratio of net expenses to average daily net assets
  before waiver/reimbursement                                     7.45%          9.72%**
Ratio of net investment income to average daily net assets        0.05%          0.21%**
Portfolio turnover rate                                           6.71%          6.71%**

(a) Select shares were first offered for sale to investors on October 23, 1996.
(1) Total return would have been lower had certain fees and expenses not been waived.
*   Not Annualized.
**  Annualized.

BARR ROSENBERG SERIES TRUST

THE INTERNATIONAL SMALL CAPITALIZATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MARCH  31, 1997
--------------------------------------------------------------------------------


 NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The International Small Capitalization Fund (the "Fund") is one of three portfolios (together, the "Portfolios") of Rosenberg Series Trust (the "Trust"), an open-end diversified management investment company. The Fund, which commenced operations on September 23, 1996, has three classes of shares: Institutional Shares, Select Shares and Adviser Shares (currently, only the Institutional and Select Shares are offered to investors). The classes differ primarily with respect to the level of Shareholder Service Fee and Distribution Fee borne by each class. In addition, an investor's eligibility to purchase each of the three classes of shares generally depends on the amount invested in the Fund and on whether the investor makes the investment in the Fund directly or through a financial adviser. The Trust was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the close of each business day. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Corporate actions (including cash dividends) are recorded on the ex-date or as soon after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

    FOREIGN CURRENCY TRANSACTIONS

All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

BARR ROSENBERG SERIES TRUST

THE INTERNATIONAL SMALL CAPITALIZATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH  31, 1997
--------------------------------------------------------------------------------


    DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES

Expenses specific to the Fund are charged directly to the Fund. Common expenses are allocated to each Portfolio based on their comparative net asset values. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributed to each class at the beginning of each day. Distribution expenses are solely borne by and charged to the Select Shares; Shareholder Service fees may only be charged to the Select Shares and Adviser Shares.

    DISTRIBUTIONS

Distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

 NOTE 2. MANAGEMENT FEE. Rosenberg Institutional Equity Management (the "Manager") provides advisory and management services to the Fund as set forth in
the management contract.     Compensation of the Manager is payable quarterly
at the annual rate of 1.00% of the Fund's average daily net assets. The Manager has agreed with the Fund to reduce its fee until further notice to the extent necessary to limit the Funds' annual expenses (including the management fee but excluding the Shareholder Service Fee, the Distribution Fee, brokerage commissions and transfer taxes) to 1.50% of the Fund's average daily net assets.

 NOTE 3. FEDERAL TAXATION. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes. In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gains and net foreign currency gains realized during a twelve-month period ending October 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1st and the end of its fiscal year. For federal tax purposes at March 31, 1997, the amounts of unrealized appreciation/depreciation and the cost of portfolio securities were as follows:


                                                         UNREALIZED         UNREALIZED      NET UNREALIZED
                                                        APPRECIATION       DEPRECIATION      APPRECIATION      COST OF SECURITIES
                                                        ------------       ------------     --------------     ------------------
International Small Capitalization Series . . . .          $584,113          $(542,665)         $41,448            $11,948,121

NOTE 4. SECURITY PURCHASES AND SALES. For the period ended March 31, 1997 (excluding short-term securities and foreign currency):

                                                                        PURCHASES OF PORTFOLIO        SALES OF PORTFOLIO SECURITIES
                                                                              SECURITIES
                                                                        ----------------------        -----------------------------
International Small Capitalization Series . . . . . . . . . . . .              $12,345,957                      $411,026

 NOTE 5. PRINCIPAL SHAREHOLDERS. Fund shareholders who each held in excess of 10% of the Fund's shares outstanding at March 31, 1997 held the following aggregate percentages of the Fund's shares:


    FUND                                                   % OF FUND'S SHARES
    ----                                                   ------------------
    International Small Capitalization . . . . . . . .             90%

BARR ROSENBERG SERIES TRUST
THE INTERNATIONAL SMALL CAPITALIZATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH  31, 1997
--------------------------------------------------------------------------------




 NOTE 6. TRUSTEE FEES. The unaffiliated Trustees each receive an annual Trustee's fee of $23,000 plus a $2,500 meeting fee for each Trustee meeting attended .

 NOTE 7. SALES AND REDEMPTIONS OF SHARES. The Fund charges a purchase premium equal to .50% of the net asset value of the Fund's shares purchased. The premium on redemptions is .50% of the Fund's shares redeemed. All purchase and redemption premiums are paid to and retained by the Fund. For the period ended March 31, 1997, purchase premiums and redemption premiums retained by the Fund were approximately $64,940 and $1,832, respectively. Purchase premiums are added to proceeds from shares sold and redemption premiums are netted against cost of shares redeemed for financial statement presentation purposes. Purchase and redemption premiums are not charged on in-kind transactions and reinvested distributions or dividends.




--------------------------------------------------------------------------------

                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                             COST           VALUE
------                                             ----           -----

         COMMON STOCK -
         AUSTRALIA -

  8,000  Adelaide Brighton Ltd                    10,801         11,287
  1,000  Atkins Carlyle Ltd                        2,994          3,253
 10,500  Australian Oil & Gas                     14,648         17,450
  1,100  AWA Limited                                 822            767
  8,200  Bougainville Copper Ltd                   2,881          3,857
 12,894  Bridgestone Austr.                       34,464         34,366
  6,090  Consolidated Rutile Ltd                   6,690          4,869
  3,400  Country Road Ltd                          5,043          4,424
    900  Defiance Mills Limited                    1,399          1,305
  2,400  Faulding (FH) & Co                       17,143         14,110
  1,300  Finemore Holdings                         3,008          3,251
  4,268  George Weston Foods Ltd                  28,294         25,929
 16,200  Hardie (James) Indus Ltd.                43,227         49,197
    600  Leighton Holdings Limited                 2,640          2,512
 10,500  Metal Manufactures Ltd                   25,394         26,010
  5,800  Mount Leyshon Gold Mines Ltd             13,244          9,548
 11,400  Normandy Mining Ltd                      15,882         15,469
  4,100  OPSM Protector Ltd                        9,603          9,481
 51,600  Orbital Engine Corp Ltd                  41,617         40,854
  3,900  Pacific Magazines & Printing Ltd         10,212          9,783
  1,200  Reece Australia Ltd                       6,761          7,714
  1,400  RGC Limited                               5,643          5,301
    600  Rothmans Holdings Ltd                     4,056          3,908
  5,100  Spicers Paper Ltd                         9,347          8,595
  1,000  Sunraysia Television Ltd                  6,284          6,663
    800  Telecast North Queensland                 3,235          3,230
    700  Villa World Ltd                             638            610
-------                                          -------        -------
174,952                                          325,970        323,743
-------                                          -------        -------


         BELGIUM -

   20    BQE Natl Belgique                        27,719         31,317
  590    Cobepa Cie BelgeParibas                  20,582         22,412
  230    Colruyt SA                               94,072         94,040
  130    D'ieteren trading                        21,993         24,315
2,240    Gib                                      98,445        102,629
  150    Glaverbel                                16,185         18,921
  150    Sofina                                   86,299         93,083
------                                           -------        -------
3,510                                            365,295        386,717
------                                           -------        -------

         CANADA -

 1,500   Acklands Limited                         19,035         18,458
   400   Agra Inc.                                 3,135          3,721
   900   Agrium Inc.                              12,538         11,401
   700   Alliance Forest Prod Inc.                12,235         14,314
   200   Avenor Inc.                               3,205          3,257
   600   BC Gas                                    8,143          9,229
   800   BC Sugar Refinery Ltd  Class A            6,678          7,615
   500   Bruncor Inc.                             10,583         10,822
   300   Cabre Exploration                         4,593          4,452


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)


SHARES                                              COST           VALUE
------                                              ----           -----
 2,800   Cambell Resources                         3,062          2,229
 1,700   Cambior Inc.                             23,821         23,073
 4,100   Cascades, Inc.                           25,353         23,742
 1,500   CCL  Inds. Inc.                          17,260         16,232
   400   Chieftain Intl Inc.                       8,912          8,006
 1,700   C-MAC Industries Inc.                    15,242         14,582
   400   Coca-Cola Beverages                       4,115          4,025
   800   Cognos Inc.                              21,372         21,136
   900   Counsel Corp                              9,302         11,726
 3,700   Dominion Textile Inc.                    18,010         17,676
   100   Dundee Bancorp Inc.                       1,539          1,954
 8,200   Encal Energy                             25,058         23,742
   400   Ensign Resource Svc                       4,150          7,383
   700   Euro-Nevada Mining Corp                  20,695         20,268
 1,100   Fahnestock Viner Hld  Class A            17,142         18,473
   500   Fortis Inc.                              11,760         11,419
   100   Franco Nev Mng Ltd                        4,027          4,633
   500   Intrawest Corp                            6,591          8,324
  500    Jannock Ltd                               5,484          7,600
 1,600   Laurentian Bank of Canada                23,823         23,742
 1,400   London Insurance                         19,160         19,254
   700   Maritime Telegram & Telephone Co Ltd     11,617         11,679
 1,800   Metall Mining Corp                       12,171         10,424
 1,400   Miramar Mining Corp                       6,429          5,878
 2,700   Molson Companies Ltd                     46,273         44,756
   400   National Trustco Inc.                     7,086          6,659
   500   Newtel Enterprises                        9,002           8,75
   200   Newtel Enterprises Ltd                    3,375          3,503
   300   Pacific Forest Prods                      3,606          5,277
   900   Penn West Petroleum Ltd                   7,676          9,772
 1,400   Poco Petroleum Ltd                       12,502         12,971
   500   Precision Drilling                       17,380         21,136
   700   Quebec-Telephone                         12,178         12,009
 1,800   Ranger Oil Ltd                           17,068         17,003
 6,800   Royal Oak Mines Inc.                     21,402         21,412
 1,200   Shaw Communications Inc. Class B         20,582         22,584
   300   SNC Group Inc.                            2,928          3,475
 1,000   Southam Inc.                             12,875         14,296
   800   St Laurent Paper Board Inc.              12,968         10,945
 2,965   Stampeder Expl  Ltd                      13,987         14,487
 9,000   Stelco Inc.                              48,783         48,208
   800   Stone Consld. Corp                        8,891         11,611
   600   Teleglobe Inc.                           12,867         17,416
   400   Torstar Corp  CL  B                       9,635         10,568
   400   Trimark Finl Corp                        10,245         11,727
   500   Ulster Petroleum Ltd                      3,381          3,583
 2,000   United Dominion Inds Ltd                 52,098         49,005
   600   Videotron Groupe LTEE                     4,833          4,995
   200   West Fraser Timber Co Ltd                 6,696          6,007
-------                                          -------        -------
79,865                                           774,557        792,633
------                                           -------        -------

         DENMARK

         Aalborg Portland                         31,620         37,996
  600    Jyske Bank-Reg                           47,514         47,956
  400    Korn-OG Foderstofkom                     16,878         14,664


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
  400    luritzen (J) Hldg                        44,497         45,942
1,300    Monberg & Thorsen as                     60,907         61,360
  500    Potague B                                69,312         70,800
1,500    Tele Danmark A/S B                       81,787         78,824
  300    Topdanmark as                            35,572         36,816
-----                                            -------        -------
5,000                                            388,087        394,358
-----                                            -------        -------

         FINLAND -

   500   Asko Oy-A                                28,569         44,924
 4,200   Finair Oy                                30,354         31,291
 7,400   Kemira Oy                                84,499         80,084
 4,200   Kesko                                    63,013         61,480
 3,100   Mesta Serla B Shares                     20,422         22,533
------                                           -------        -------
19,400                                           226,857        240,312
------                                           -------        -------


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
         FRANCE -

  375    Bains De Mer Monaco                      36,253         38,310
  710    Bis SA                                   63,859         62,693
  120    Bongrain SA                              49,034         47,629
1,250    Cie Des Signaux SA                       58,002         66,847
   10    Cie Generale De Geophysique                 665            900
  450    Compagnie Fives-Lillie                   39,238         42,693
  213    Concorde (LA)                            35,908         35,610
  220    De Dietrich Et Compagnie                  7,531         10,632
  550    DMC Dollfus-Mieg                         12,956         14,364
   34    ECIA-Equip & Composa Pour                 4,283          5,805
  175    Elf Gabon                                44,487         54,939
  175    Europe 1 Communication                   38,656         38,150
   23    Esxacompta Clairef                        5,540          4,487
  100    Gascogne                                  8,414          8,883
  200    GTM Entrepose                             8,930         10,980
   42    Manitou                                   4,354          5,686
  788    Publicis                                 78,941         82,881
  276    Salins Du Midi &Des Salines              23,371         30,108
   40    Sat (Sa De Telecomm)                     12,968         13,069
1,732    Seita                                    67,467         62,529
         Sligos Sa                                 2,088          3,287
   25    Societe Financiere Interbail SA           4,502          4,300
   66    Taittinger                               18,734         26,267
-----                                            -------        -------
7,574                                            626,181        671,049
-----                                            -------        -------

         GERMANY -

   40    *Aachener & Meunch Lebensvers            16,168         20,379
  220    Andreae-Noris Zahn AG                    80,887         81,755
  270    Baywa AG                                 41,108         46,850
   60    Binding Brauerei                         22,248         17,082
  210    DBV Holding AG                           71,497         75,396
  300    Fag Kugelfisher                           3,927          4,855
  290    Holsten Brauerei AG                      62,521         57,360
   30    Koelnisch Rueckversicherungs             23,209         23,376
  250    Oberland Glas AG                         47,797         46,452
  310    Rheinmetall Berlin                       46,088         58,901
  460    Ruetgers AG                              70,726         79,130
  330    Schmalbach Lubeca                        69,610         69,624
  190    Strabag AG                               12,394         19,246
   80    Volksfursorge Hldg                       28,141         31,263
  217    Walter Bau AG(WTB)                       38,202         38,889
-----                                            -------        -------
3,257                                            634,523        670,558
-----                                            -------        -------


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
    HONG KONG -


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----

 10,000  Associated Intl Hotels                    8,103          6,581
 36,000  CDL Hotels Intl                          19,194         17,770
 36,000  Chimney Investment                        9,078          7,712
    720  Concord Land Dev Co Ltd                     324            453
  2,000  Harbour Centr Dev                         2,779          2,826
  9,600  HKR  Intl Ltd                            12,379         12,698
  8,000  Jardine Intl Motor                        9,818          9,911
 20,000  Lai Sun Garmt Intl                       28,705         25,552
  6,000  Lane Crawford Intl                        9,995          8,595
 68,000  Laws Intl Holdings Ltd                   10,315         10,179
 10,000  Lee Hing Develop                          3,831          3,871
 50,000  Mingly Corporation                       18,637         16,454
  6,000  New Asia Realty & Trust Co               24,776         21,835
 36,000  Pacific Concord HD                       10,554         16,144
 20,000  Playmates Toy Hldg                        4,585          4,594
  4,000  Pokfulam Dev Co                           3,013          2,917
 22,000  Prestige Prop Hldg                        3,577          4,401
  6,000  Realty Development Corp                  23,684         22,261
 10,000  Wing Lung Bank Ltd                       70,191         68,719
 28,000  Wing On Co Intl Ltd                      32,231         31,436
118,000  Yue Yuen Industrial Holdings             46,684         48,729
-------                                          -------        -------
506,320                                          352,453        343,638
-------                                          -------        -------

         ITALY -

  7,000  BCA Di Legnano                           25,170         25,890
 16,360  Comau Finanziaria Spa                    44,800         51,485
 10,000  costa Crociere Spa                       12,954         22,778
 15,000  Editoriale L'Espresso Spa                38,138         51,656
500,000  Ericsson Spa                              6,379          7,088
 89,000  Finmeccanica Spa                         38,009         40,279
 10,000  Serfi                                    53,828         56,287
 20,000  Snia BPD                                 17,052         20,860
 10,000  Toro Assicurazioni                      121,118        119,886
-------                                          -------        -------
677,360                                          357,448        396,209
-------                                          -------        -------

         JAPAN -

4,000    Aichi Machine Industries Co Ltd          26,295         20,677
3,000    Aida Engineering Ltd                     22,293         18,440
4,000    Amada Sonoike Co Ltd                     19,806         15,669
3,000    Aseed Co Ltd                             18,552         16,477
2,000    Asia Airy Survey Co                      18,570         15,653
2,000    Asti Corporation                         16,333         11,792
1,100    Bank of Iwate Ltd                        47,649         50,642
3,000    Bunka Shutter Co Ltd                     20,271         15,411
1,000    Cemedine co Ltd                           4,772          3,594
3,000    Central Glass Co                         10,467          7,754
5,000    Chain Store Okuwa                        29,437         21,485
5,000    Chubu Steel Plate                        26,509         25,402
3,000    Chuetsu Pulp & Paper                     14,943          9,450
2,000    Chuo Bussan Corp                          9,094          8,238
1,000    CMK Corporation                          10,606          9,854
2,000    Coco's Japan Co Lt                       19,834         13,165
3,000    Computer Engineer & Consulting           18,708  20,111


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----

 2,000   Comson Corp                               5,618          2,504
12,000   Dai-Ichi Katei Denki Co Ltd              29,196         26,460
 5,000   Daido Hoxan Inc                          24,288         18,213
   375   Daiichi Kosho Co Limited                 13,018         12,661
 2,000   Daiichi Kyoken Co                        17,187          7,932
         Daiki Aluminum Ind                        8,484          4,862
 2,000   Daishinku Corp                           19,565         14,425
 3,000   Daisyo                                   24,772         21,808
 2,000   Denkyosha Co                             18,326         12,680
 2,000   Descente Limited                         13,087          9,692
 3,000   Eiden Sakakiya Co Ltd                    24,991         22,680
 2,000   Enix Corp                                50,340         37,154
 1,000   Exedy Corporation                        11,327         10,500
   100   Ezaki Glico Co Ltd                          844            771
 7,000   First Credit                             31,725         29,343
 2,300   Fuji Co Ltd                              14,506          9,660
 1,000   Fujicco Co                               11,025         11,308
 2,000   Fujitsu Kiden                            18,394         18,254
 2,000   Fukuda Denshi                            37,155         38,769
 2,000   Furuno Electric Co                       13,103          8,400
 2,000   Godo Steel Ltd                           12,588          5,783
 2,000   Hamada Printing Press Co                 12,909          9,369
 2,200   Haruyma Trading Co                       27,975         17,591
 2,000   Higashi Nihon House                      21,305         20,515
 2,000   Hitachi Information Systems              20,284         18,254
 2,000   Hitachi Plant Eng.                       13,608          8,562
 3,000   Hokkai Can Co                            14,357         13,448
 3,000   Hosoda Corporation                       26,372         21,323
 2,000   Hotel New Hankyu                          9,693          7,269
 3,000   Ichiyoshi Securities                     15,700          8,481
 2,000   Intec Inc                                29,915         20,354
 9,000   Ishizuka Glass Co                        33,241         26,169
 3,000   Isikawajima Constr.                      30,596         14,054
 1,000   Japan Industrial Land Development        10,541         10,904
 1,000   Jois Co Ltd                              11,885          8,028
 5,000   Joel Veriteohkubo                        28,439         25,685
 3,000   Kaneko Seeds Co Ltd                      29,701         25,685
 2,000   Kansei Corp                              16,431         14,231
 3,000   Kanseki Co Ltd                           11,172         10,177
 3,000   Kasumi Co Ltd                            22,126         17,664
 3,000   Kato Works Co Ltd                        18,454         11,025
 3,000   Kawasho Corp                             11,847          8,578
 7,000   Kimmon Mfg Co Ltd                        33,868         23,690
 7,000   King Co Ltd                              26,589         26,008
 2,000   Konishi Co Ltd                           33,861         32,954
 2,000   Kotobukiya Co Ltd                         7,309          7,722
 1,000   Kyowa Exeo Corporation                    7,755          7,471
 2,000   Laox Co Ltd                              26,437         24,231
 2,000   Life Corp                                17,997         12,600
 1,000   Maeda Seisakusho Co                       8,219          7,229
 2,000   Matsumura-Sumi Corp                      10,002          5,573
 3,000   Matsuyadenki co Ltd                      27,623         22,050
 2,000   Metalart Corp                             7,389           4,92
 8,000   Mikuni Corp                              33,112         25,975
 6,000   Mitani Sekisan                           22,478         20,838
 2,000   Mitsuba Electric Mfg Co                  19,182         18,577


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
1,000    Mitsumi Electric Co                      18,145         18,335
1,000    Moriya Corp                               7,079          4,701
3,000    Nagasakiya Co Ltd                        14,098          6,978
2,000    Nakamichi Leasing Co                     15,273         11,146
4,000    Nakayama Steel Works Ltd                 21,908         15,831
3,000    Nettetsu Mining Co Ltd                   24,394         17,688
3,000    Nichiei Construction Co Ltd              24,453         17,349
2,000    Nifco Inc.                               20,110         17,285
2,000    Nihon Elect. Wire & Cable                15,409         14,538
5,000    Nippon Chemi-Con Corp                    28,584         21,606
9,000    Nippon Columbia Co Ltd                   40,398         31,984
2,100    Nippon Denwa Shisetsu                    15,747          14,57
3,000    Nippon Konpo Unyu Soko                   21,849         16,961
3,000    Nippon Shinyaku co Ltd                   26,149         22,413
1,000    Nissei Plastic Industrial Co             10,742          9,046
2,000    Nissho Corporation                       20,283         16,638
  100    Nissin Company Limited                    1,827          1,898
2,000    Ohmoto Gumi Co Ltd                       30,718         18,738
1,000    Okamoto Machine Tool Works                2,527          2,504
2,000    Osaka Organic Chemical Industries        20,717         17,769
3,000    Recruit Cosmos Co                        22,818         13,327
3,000    Riken Keiki Co Ltd                       18,129         15,992
2,000    Royal Hotel Ltd                          16,090         10,177
3,000    Sakai Chemical Industry Co               11,333         10,710
3,000    Sankyo Seiki Mfg                         12,655         15,047
5,000    Sanoyas Hishino Meisho Corp              24,814         25,886
2,000    Sawai Pharmaceutical Co Ltd              14,077         13,731
4,000    Seibu Electric & Machinery               15,275         14,151
3,000    Senko Corporation Inc.                   10,728         11,606
3,000    Shibusawa Warehouse                      16,442         12,067
2,000    Shin Nikkei Co Ltd                       13,024          6,058
2,000    shindengen Electric Mfg                  15,762         16,477
2,000    Shingakukai co                           15,457         10,177
8,000    Shinko Kogyo Co Ltd                      40,583         33,148
2,000    Showa Manufacturing                      14,044         10,015
3,000    Sintokogio                               19,221         19,166
1,000    Sodick Co Ltd                             9,271          8,400
2,000    Software Research Assoc.                 23,658         15,346
3,000    Sogo Co Ltd                              13,031          8,457
1,000    Sotetsu Rosen Co Ltd                      8,101          6,300
2,000    Starts Corporation                       25,585         18,900
4,000    Sumitomo Precision Products              24,431         22,745
4,000    Sumitomo Warehouse                       20,080         20,031
2,000    Sumitomo Wiring Systems                  20,197         16,961
2,000    Sun Wave Corp                            23,999         16,800
3,000    Taisei Fire & Marine                     14,916          9,934
3,000    Taki Chemical Co                         17,821         10,637
2,000    Tamron Co Ltd                            13,953          9,773
4,000    Tamura Corp                              19,212         17,769
1,000    Tamura Electric Work                      8,918          4,289
1,500    Techmo Ltd                               19,255         19,869
3,000    Tenox Corporation                        22,176         19,021
2,000    The Biwako Bank Ltd                       9,695          7,754
7,000    Titan Kogyo K.K.                         25,836         22,050
3,000    Toa Corp                                 23,461         15,629
4,000    Toho Store Co. Ltd                       30,997        28,108


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
  1,000  Toko Electric Corp                        5,854          3,958
  3,000  Toko Inc                                 16,852         13,327
  2,000  Tokyo Printing Ink Mfg                   11,662          8,028
  3,000  Tokyo Radiator Mfg                       11,680         10,419
  3,000  Tokyo Rika Mfg                           13,756          8,602
  3,000  Tokyu Store Chain                        22,514         19,481
  1,000  Tomiya Apparel                            4,645          3,917
  2,000  Towa Pharmaceutical                      35,428         22,292
  3,000  Toyo Engineering Works                   13,107         12,866
  1,000  Toyo Information Systems                  8,671          7,996
  3,000  Toyo Tire & Rubber                       12,350          8,941
  2,000  Toyokuni Electric Cable                  12,346         13,085
  2,000  Toyota Auto Body Co                      21,360         17,769
  2,000  Traveler Corp                            23,656         15,104
  2,000  Tsurukame Corp                           10,879          6,542
  2,000  Tsurumi Soda Co Ltd                      11,632          8,658
  2,000  Tsutsunaka Plastic Industry              10,476         10,048
  5,000  U-Shin Ltd                               30,285         25,846
  1,000  USK Corporation                          11,001          8,642
  2,000  Wakita & Co                              26,840         21,485
  1,600  Wesco Inc.                               11,541         13,569
  2,000  Yamaka Electronic Inc.                   26,924         16,961
  5,000  Yuasa Funashoku Co Ltd                   16,377         15,588
  1,000  Zojirushi Corp                           11,554          9,289
-------                                        ---------      ---------
418,375                                        2,848,895      2,301,783
-------                                        ---------      ---------


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----

         MALAYSIA -

 24,000  Amsteel Corporation BHD                  18,474         20,522
  6,000  Antah Hldgs BHD                           8,088          9,487
  4,000  Austral Amalg Tin                         6,685          6,550
  4,000  Austral Enterprise                        7,893          8,309
  5,000  Batu Kawan Berhard                       10,851         11,697
 24,000  Berjaya Industrial                       28,474         34,655
 20,000  Berjaya Leisure BH                       37,522         56,468
  4,000  Cement Industries Of Malaysia            12,825         12,746
  5,000  Cold Storage (Malay) BHD                  7,969          9,519
 10,000  Esso Malaysia BHD                        27,954         27,427
 22,000  Faber Group Berhad                       25,532         23,337
 18,000  Far East Holdings Berhad                 29,796         29,621
  4,000  Gadek (Malaysia) Berhad                  32,509         30,654
  3,000  IOI Properties                            9,726          9,922
 11,000  Island & Penisular Berhad                39,364         40,374
 12,000  Keck Seng (Malaysia) BHD                 17,242         16,843
  5,000  Kelang Contr Terml                       12,308         13,209
  5,000  Kinta Kellas Plc.                         6,448          6,413
 16,000  Kuala Sidim Berhad                       39,338         38,721
  3,000  Leisure Management Berhad                 9,199         15,004
 36,000  Lion Land Berhad                         40,178         40,076
 32,000  Malayan Cement BHD                       69,459         65,825
 16,000  Malayan United Indus BH                  12,389         12,584
 13,000  Malaysian Helicopter Services            16,183         16,255
  1,000  Malaysian Pacific Industries              3,692          4,033
  4,000  Malaysian Plantation                      4,841          8,067
  1,000  Matsushita Elec Co                       10,006          9,720
  5,000  MBF Capital Berhad                        7,137          8,833
 13,000  Multi-Purpose Hldg                       22,296         27,266
  8,000  Mycom BHD                                 9,937         10,584
  9,000  New Straits Times Press Berhad           51,555         55,177
  3,000  Olympia Industries                        2,468          3,037
  4,200  Oriental Hldgs BHD                       23,943         37,946
  3,000  Paramount Corp Berhad                     3,553          3,727
 11,000  Pelangi Berhad                           13,002         13,576
  4,000  Sapura Telecom                            6,794          7,583
 10,000  Sarawak Enterprise Corp                  17,191         16,537
  9,000  Sime UEP Properties Berhad               22,864         21,236
  8,000  Sistem Televisyen                        16,280         16,779
 12,000  TA Enterprise Berhad                     17,518         15,875
 11,000  Tan Chong Motor BHD                      19,930         21,296
  5,000  Uniphone Telecommunications               6,254          6,413
 12,000  United Plantation Berhad                 27,181         26,863
-------                                          -------        -------
435,200                                          812,848        870,766
-------                                          -------        -------

         NETHERLANDS -

1,640    Apotheker Cooperatie OPG-CV              47,673         50,272
180      Cap Volmac Group                          4,262          6,525
1,180    Gist-Brocade-CVA                         35,641         38,625
990      Konin Bijenkorf Beh                      68,728         74,680
1,700    Koninklijke Hoogoven CVA                 64,427         84,103


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
 1,260   NKF Holdings NV                          40,473         32,780
 2,250   Stork NV                                 83,472         97,158
 3,330   VIB NV                                   90,000         92,845
   70    Megener NV                                7,039          7,016
 1,460   Wereldhave NV                            90,377         89,275
------                                           -------        -------
14,060                                           532,092        573,279
------                                           -------        -------

         NORWAY

2,200    Aker ASA - A Shares                      45,359         59,019
1,900    Norske Skogindustrie ASA                 52,583         58,890
-----                                             ------        -------
4,100                                             97,942        117,909
-----                                             ------        -------


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----

         NEW ZEALAND -

29,000   DB Group Limited                         20,688         19,545
 1,400   Independent News LT                       5,544          6,439
------                                            ------         ------
30,400                                            26,232         25,984
------                                            ------         ------

         SINGAPORE -

  2,000  Auric Pacific Group                       2,934          3,280
 12,000  Chuan Hup Holdings                        7,992          8,303
  2,000  Focal Finance Ltd                         3,679          3,736
  5,000  GP Batteries Intl Ltd                    14,291         13,950
  6,000  Hong Leong Finance                       21,175         20,176
  4,000  HWA Hong Corporation                      5,618          6,642
  6,000  Intraco Ltd                               9,365          8,427
  8,000  Isetan (Singapore)                       16,829         15,499
 26,000  Malayan Credit Ltd                       44,958         44,074
  9,000  Resources Develop Corp                   27,827         25,531
  9,000  Singapore Business Svc                   49,520         47,949
  5,000  Singapore Reinsurance                     6,090          5,812
  6,000  Singapore Tech Aero                       7,996          9,548
 14,000  Singapore Tech Ind.                      33,300         34,290
  8,000  ST Computer Sys & Service                 5,877          5,701
  2,000  UTD Industrial CP                         1,769          1,619
 12,000  WBL Corp Ltd                             30,059         29,060
-------                                          -------        -------
136,000                                          289,279        283,597
-------                                          -------        -------

         SPAIN -

 4,000   Asturiana De Zinc SA                     51,802         51,915
 3,000   Banco Pastor SA                         174,168        171,404
 5,000   Ebro Agricolas CIA                       72,600         94,166
 1,200   OCP Construcciones SA                    36,550         38,217
10,000   Sarrio SA                                32,582         35,551
------                                           -------        -------
23,200                                           367,702        391,253
------                                           -------        -------

         SWEDEN

10,500   Avesta-Sheffield                        108,576        113,590
 2,700   Bergman & Beving AB-                     88,947         84,222
   600   Cardo AB                                 13,865         19,393
 4,500   Celsius AB- B Shares                     63,895         86,312
 1,800   Esselte AB - A Shares                    40,162         42,768
 2,000   Marieberg Tidnings AB- A Shares          53,583         54,687
 5,900   NCC AB- A Shares                         70,810         78,315
   800   Ratos Forvaltnin AB                      21,975         31,538
 5,400   SKF AB                                  130,538        141,922
   400   SSAB                                      6,495          7,274
 1,800   Svedala Insustries                       31,108         35,122
------                                           -------        -------
36,400                                           629,954        695,143
------                                           -------        -------

         SWITZERLAND -

 90      Ascom Hldg AG                            95,955         96,272
150      Basler Kantonalek-PC                     38,241         38,317


                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST         VALUE
------                                              ----         -----
   50    Bucher Holding AG-B                      37,720         42,691
  100    Logitech Intl                            10,367         19,020
  780    Oerlikon-Buhrle HD                       79,254         78,374
   80    Publicitas Holdings                      13,499         14,411
   90    Schindler-Hldg AG                        91,559        104,956
  140    Sibra Holding SA                         27,853         28,183
  120    Swissair -Registered                    104,982        106,955
  200    Valora Holding AG                        38,268         43,732
-----                                            -------        -------
1,800                                            537,698        572,911
-----                                            -------        -------

         UNITED KINGDOM -

 6,000   600 Group PLC                            19,486         12,709
63,000   Aegis Group PLC                          63,273         64,654
34,000   AMEC                                     56,184         77,880
 3,000   Anglican Group                           10,081         11,995
58,000   APV PLC                                  68,754         63,332
71,000   Bardon Group PLC                         38,316         47,216
25,000   Bibby (J) & Sons PLC                     53,646         77,584
16,000   Bladgen Industries                       51,219         50,574
12,000   Bullough PLC                             14,753         22,463
28,000   C.E. Health PLC                          36,958         46,666
 3,000   Cape                                      7,441          8,251
30,000   Cloride Group PLC                        16,724         17,241
17,000   Concentric PLC                           44,865         39,359
38,000   Cordiant PLC                             65,580         77,059
14,000   Dawson International                     13,824         15,402
 7,000   Eis Group PLC                            41,344         40,344
12,000   Exco                                     12,178         11,724
13,000   George Wimpey PLC                        27,852         30,952
16,000   Grampian Holdings                        32,677         32,446
22,000   Haden Maclellan HD                       38,509         44,974
 3,000   Hambros                                  12,320         11,699
14,000   Hogg Robinson PLC                        50,246         45,172
21,000   Howden Group PLC                         24,551         44,309
30,000   Iceland Group PLC                        41,626         46,058
14,000   Jardine Lloyd Thompson Group             46,381         44,482
10,000   Johnson Group Cleaners PLC               47,906         47,618
 3,000   Lex Service PLC                          17,489         16,576
11,000   London & Manchester Grp PLC              72,270         75,318
 3,000   London Forfaiting Co.                    13,936         18,669
45,000   London Merchant Securities PLC           77,829         84,604
 7,000   London Pacific Group Ltd                 26,262         25,229
 4,000   Macro 4 PLC                              32,003         26,600
 4,000   Manders PLC                              13,116         11,264
 6,000   Marley                                   12,981         12,414
14,000   Marston Thomp & Evr                      59,671         59,259
22,000   Mathews(Berhard) PLC                     46,289         46,239
 3,000   Micro Focus Group                        41,842         61,698
28,000   Mowlem (John) & Co PLC                   50,920         52,872
10,000   National Home LNS                        21,502         25,697
 3,000   Nestor-BNA PLC                            5,312          6,527
42,000   Pentland Group PLC                       66,275         77,929
 4,000   Perkins Foods PLC                         5,329          5,517
 2,000   Portsmith & SundNew                      23,173         27,257
26,000   Premier Oil PLC                          11,701         15,156

                 ROSENBERG  INTERNATIONAL  SMALL CAPITALIZATION FUND
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1997
                                      (unaudited)



SHARES                                              COST           VALUE
------                                              ----           -----
 59,000  Readicut International PLC               41,387         37,056
  3,000  Scholl PLC                               12,597         15,468
  4,000  Sema Group PLC                           51,150         90,310
 25,000  TC Group PLC                             48,414         48,234
  9,000  Wagon Indl Hldgs                         46,418         42,265
  2,000  Wolverhampton & Dudley Breweries PLC     19,548         21,970
919,000                                        1,754,108      1,936,291




    TOTAL INVESTMENTS -               98.82%     $11,948,121        $11,989,570
                                                  -----------        -----------
                                                  -----------        -----------

    CASH AND OTHER ASSETS
    IN EXCESS OF LIABILITIES -         1.18%                          1,046,604
                                                                     -----------

    TOTAL NET ASSETS -               100.00%                        $13,036,174
                                                                     -----------
                                                                     -----------

                                        PART C

                                  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.



         See "Financial Highlights" in the Prospectus.


         See "Financial Statements" in the Statement of Additional Information


         (b)  Exhibits:


              1. Agreement and Declaration of Trust of the Registrant, dated April 1, 1988, incorporated by reference to the Trust's original Registration Statement on Form N-1A (the "Registration Statement") filed on May 5, 1988;


              1.1 Amendment No. 1 to Agreement and Declaration of Trust, dated April 28, 1988, incorporated by reference to the Trust's original Registration Statement filed on May 5, 1988;


              1.2 Amendment No. 2 to Agreement and Declaration of Trust, incorporated by reference to dated October 27, 1988, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on October 28, 1988;


              1.3 Amendment No. 3 to Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on December 11, 1991;


              1.4 Form of First Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of August __, 1996, incorporated by reference to Post-Effective Amendment No. 12 filed on August 5, 1996.


              2. By-Laws of the Registrant incorporated by reference to the Trust's original Registration Statement (the "Registration Statement") filed on May 5, 1988;



              3.    None;



              4. Specimen Share Certificates for Institutional shares, Adviser shares and Select shares of the U.S. Small Capitalization Series, the International Small Capitalization Series and the Japan Series, incorporated by reference to Post-Effective Amendment No. 12 filed on August 5, 1996;



              5.1. Form of Contract between the Registrant on behalf of its U.S. Small Capitalization Series and Rosenberg Institutional Equity Management incorporated by reference to Post-Effective Ammendment No. 11 to the Registration Statement filed on May 22, 1996;




              5.2. Form of Management Contract between the Registrant on behalf of its Japan Series and Rosenberg Institutional Equity Management incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on May 22, 1996;




              5.3. Form of Management Contract between the Registrant on behalf of its International Small Capitalization Series and Rosenberg Institutional Equity Management incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on May 22, 1996;



              5.4. Form of Management Contract between the Registrant on behalf of its United States Equity Series and Rosenberg Institutional Equity Management incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on December 11, 1991;



              6.    Distributor's Contract between the Registrant and
                    Barr Rosenberg Funds Distributor, Inc. relating to the Registrant's Select shares and Adviser shares -- to be filed by amendment;



              7.    None;



              8.1. Form of Custody Agreement between the Registrant on behalf of its Small Capitalization Series (renamed U.S. Small Capitalization Series) and State Street Bank and Trust Company incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on August 18, 1988;

              8.2. Form of Custody Agreement between the Registrant on behalf of its Japan Series and State Street Bank and Trust Company incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on January 4, 1989;


              8.3. Amendment No.1 to the Custodian Contract between the Registrant on behalf of its Japan Series and State Street Bank and Trust Company -- to be filed by amendment;


              9.    (a) Transfer Agency Agreement between the Registant and
                        BISYS Fund Services, Inc -- to be filed by amendment.


                    (b) Form of Notification of Expense Limitation by
                        Rosenberg Institutional Equity Management to the Japan Series, U.S. Small Capitalization Series and International Small Capitalization Series, incorporated by reference to Post-Effective Amendment No. 12 filed on August 5, 1996;


                    (c) Fund Administration Agreement between
                        Registrant and BISYS Fund Services Limited
                        Partnership -- to be filed by amendment;


                    (d) Fund Accounting Agreement between the Registrant and
                        BISYS Fund Services, Inc. -- to be filed by amendment;


              10.   Opinion of Ropes & Gray -- to be filed by amendment


              11. Consent of Price Waterhouse LLP -- to be filed by amendment;


              12.   None;


              13. Investment letter regarding initial capital incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement filed on September 12, 1988;


              14.   None;


              15.   (a) Form of Distribution Plan for Select shares incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on May 22, 1996;


                    (b) Distributor's Contract between the Registrant and Barr
                        Rosenberg Funds Distributor, Inc. -- to be filed by amendment;


              16. Schedule for Computation of Performance Quotations -- to be filed by amendment;


              17. Financial Data Schedule for Registrant's fiscal year ended March 31, 1997 -- to be filed by amendment;

              18. Form of Multi-Class Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement filed on May 22, 1996;


              19. Powers of Attorney incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on July 28, 1989 and Post-Effective Amendment No. 4 to the Registration Statement filed on July 31, 1990.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

Item 26. NUMBER OF HOLDERS OF SECURITIES.


         The following table sets forth the number of holders of each class of securities of the Trust as of April 1, 1997:


    TITLE OF CLASS                               NUMBER OF RECORD HOLDERS

    Shares of Beneficial Interest
    U.S. Small Capitalization Series

    Select Class                                         218

    Adviser Class                                          3

    Institutional Class                                   23

    Shares of Beneficial Interest
    Japan Series


    Select Class                                           3

    Adviser Class                                          0

    Institutional Class                                    2

    Shares of Beneficial Interest                          0
    United States Equity Series

    Shares of Beneficial Interest
    International Small Capitalization Series

    Select Class                                          15

    Adviser Class                                          0

    Institutional Class                                   13

Item 27. INDEMNIFICATION.

         Article VIII of the Registrant's Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                     ARTICLE VIII
         Indemnification

         SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available fact (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

         SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Rosenberg Institutional Equity Management (the "Manager") was organized as a limited partnership under the laws of the State of California in 1985, and is registered as an investment adviser under the Investment Advisers Act of 1940.

         Set forth below are the substantial business engagements during at least the past two fiscal years of each director, officer or partner of the
Manager:

Name and Position                 Business and
  with Manager                    other connections
------------------                -----------------

Barr M. Rosenberg                 General Partner, Rosenberg Alpha L.P.
Managing General Partner          (formerly (RBR Partners (limited partner of
and Chief Investment Officer      Manager)), 12 El Sueno, Orinda, California,
                                  December, 1984 to present; Chairman of the Board, Rosenberg Management Company S.A.,
                                  April 1989 to present; Chairman of the Board, Rosenberg U.S. Japan Management Company S.A.,
                                  July, 1989 to present.  Chairman of the
                                  Board, Rosenberg Global Management Company,
                                  S.A., April 1990 to present; Director and
                                  Chairman of the Board, Rosenberg Asset
                                  Management Company, Ltd., Dai-Ichi Edobashi
                                  Bldg., 1-11-1 Nihonbashi Chuo-Ku, Tokyo 103,
                                  Japan; Chairman of the Board and Director of Barr Rosenberg Investment Management, Inc.,
                                  February 1990 to present.  Chairman, Barr
                                  Rosenberg European Management, Ltd., March
                                  1990 to present; Chairman and Director,
                                  Nomura Rosenberg Investment Technology
                                  Institute, June 1990 to present.

Marlis S. Fritz                   Director, Barr Rosenberg European Management
General Partner and Director of   Ltd., May 1990 to present.
Marketing

Kenneth Reid                      Consultant, BARRA (financial consulting),
General Partner                   2001 Addison Street, Berkeley, California,
and Director of Research          June, 1982 to June, 1986.  Director, Nomura
                                  Rosenberg Investment Technology Institute,
                                  January 1991 to present.

Po-Len Hew                        Controller, Rosenberg Institutional Equity
Controller                        Management, October 1989 to present,
                                  Treasurer, Barr Rosenberg Investment
                                  Management, May 1994 to present.

Item 29.  PRINCIPAL UNDERWRITERS:

          (a) Barr Rosenberg Funds Distributor, Inc. (the "Distributor") is the principal underwriter of the Funds' Adviser and Select shares. The Distributor does not act as principal underwriter, depositor or investment adviser for any other investment company.

          (b) Information with respect to the Distributor's directors and officers is as follows:


     Name and Principal         Positions and             Positions and
     Offices                    Offices with              with
     Business Address           Underwriter               Registrant
     ------------------         -------------             -------------

     David J. Huber             President                 None

     Lynn J. Mangum             Director                  None

     Kevin J. Dell              Vice President,           None
                                Secretary

     Michael D. Burns           Vice President, Chief     None
                                Financial Officer

     Robert J. McMullan         Director                  None

The business address of all directors and officers of the Distributor is 125
W. 55th Street New York, New York  10019

          (c)  None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

1)   Barr Rosenberg Series Trust
     3435 Stelzer Road
     Columbus, Ohio  43219
     Rule 31a-1 (b)(1),(2),(3), (4), (5), (6), (7), (8), (9), (10), (11)
     Rule 31a-2 (a)



2)   Rosenberg Institutional Equity Management
     Four Orinda Way
     Suite 300E
     Orinda, CA  94563
     Rule 31a-1 (f)
     Rule 31a-2 (e)



3)   Barr Rosenberg Funds Distributor, Inc.
     125 W. 55th Street
     New York, New York  10019
     Rule 31a-1 (d)
     Rule 31a-2 (c)


Item 31.  MANAGEMENT SERVICES.

          None.

Item 32.  UNDERTAKINGS.

          (i) The Registrant undertakes to comply with the last three paragraphs of Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.

         (ii) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrants's latest annual report to shareholders, upon request and without charge.

                                       NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonweatlh of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees of shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, and the State of California, on the 30th day of April, 1997.


                              BARR ROSENBERG SERIES TRUST



                              By   /s/Marlis S. Fritz
                                   _____________________
                                   Marlis S. Fritz
                                   Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 30th day of April, 1997.


SIGNATURE                TITLE                         DATE

/s/Marlis S. Fritz       Vice President,               April 30, 1997
____________________
Marlis S. Fritz          Trustee


Kenneth Reid*            President                     April 30, 1997
Kenneth Reid             Principal Executive Officer,
                         Trustee


Po-Len Hew*              Treasurer,                    April 30, 1997
____________________
Po-Len Hew               Principal Financial Officer
                         Trustee


Nils H. Hakansson*       Trustee                       April 30, 1997
____________________
Nils H. Hakansson


Barr M. Rosenberg*       Trustee                       April 30, 1997
____________________
Barr M. Rosenberg


William F. Sharpe*       Trustee                       April 30, 1997
____________________
William F. Sharpe

*By: /s/Marlis S. Fritz
     __________________
     Marlis S. Fritz
     Attorney-in-Fact

Date:     April 30, 1997